Filed with the Securities and Exchange Commission on April 29, 1997

                            1933 Act File No. 33-6898
                           1940 Act File No. 811-4741
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 20
                                       and
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 20

                            BULL & BEAR FUNDS I, INC.
               (Exact Name of Registrant as Specified in Charter)

                                11 Hanover Square
                            New York, New York 10005
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: 1-212-785-0900

                                   Copies to:


          William J. Maynard                         Stuart R. Coleman, Esq.
      Bull & Bear Advisers, Inc.                  Stroock & Stroock & Lavan LLP
          11 Hanover Square                              180 Maiden Lane
          New York, NY 10005                         New York, NY 10038-4982
(Name and Address of Agent for Service


It is proposed that this filing will become effective:

               immediately upon filing pursuant to paragraph (b) of rule 485
 X             on May 1, 1997 pursuant to paragraph (b) of rule 485
               60 days after  filing  pursuant to paragraph
               (a) of rule 485
               on (specify  date)  pursuant to paragraph (a) of rule 485

         The Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such Rule for its most recent fiscal year was filed on February 20, 1997.

                            BULL & BEAR FUNDS I, INC.

                       Contents of Registration Statement


         This registration statement consists of the following papers and documents.

         Cover Sheet

         Table of Contents

         Cross Reference Sheet - Bull & Bear U.S. and Overseas Fund

         Bull & Bear U.S. and Overseas Fund

               Part A - Prospectus

               Part B - Statement of Additional Information

         Part C - Other Information

         Signature Page

         Exhibits

                            BULL & BEAR FUNDS I, INC.
                       Bull & Bear U.S. and Overseas Fund

                              Cross Reference Sheet

                               PART A - PROSPECTUS



Part A. Item No.      Prospectus Caption

             1            Cover Page

             2            Transaction and Operating Expenses

             3            Financial Highlights
                          Performance Information

             4            General
                          The Fund's Investment Program
                          Capital Stock

             5            Investment Manager
                          Custodian and Transfer Agent

             6            Cover Page
                          General
                          Investment Manager
                          Distributions and Taxes
                          Determination of Net Asset Value
                          Shareholder Services
                          Capital Stock
                          Back Cover Page

             7            How to Purchase Shares
                          Shareholder Services
                          Determination of Net Asset Value
                          Distribution of Shares
                          Back Cover Page

             8            How to Redeem Shares
                          Determination of Net Asset Value

             9            Not Applicable

                            BULL & BEAR FUNDS I, INC.
                       Bull & Bear U.S. and Overseas Fund

                              Cross Reference Sheet

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


                             Statement of Additional
Part B. Item No.             Information Caption

         10                     Cover Page

         11                     Table of Contents

         12                     Cover Page

         13                     The Fund's Investment Program
                                Investment Restrictions
                                Options, Futures and Forward Currency
                                     Contract Strategies
                                Appendix

         14                     Officers and Directors

         15                     Officers and Directors
                                Investment Manager

         16                     Investment Manager
                                Investment Management Agreement
                                Distribution of Shares
                                Custodian, Transfer and Dividend
                                     Disbursing Agent
                                Auditors

         17                     Allocation of Brokerage

         18                     Not Applicable

         19                     Purchase of Shares
                                Determination of Net Asset Value

         20                     Distributions and Taxes

         21                     Distribution of Shares

         22                     Performance Information

         23                     Financial Statements


Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

    The investment objective of Bull & Bear U.S. and Overseas Fund ("Fund") is to seek to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. There is no limitation on the percentage or amount of the Fund's assets which may be invested for growth of capital or income, and at any time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. The Fund provides a means for you to participate in investment opportunities around the world. There is no assurance that the Fund will achieve its investment objective.

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NEWSPAPER LISTING. Shares of the Fund are sold at the net asset value per share which is shown daily in the mutual fund section of newspapers under the "Bull & Bear Group" heading.

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    This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference. The Fund's Statement of Additional Information, dated May 1, 1997, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. It is available at no charge by calling 1-800-847-4200. The SEC maintains a Web site (http://www.sec.gov) that contains the Fund's Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC, as does the Fund. Fund shares are not bank deposits or obligations of, or guaranteed or endorsed by any bank or any affiliate of any bank, and are not Federally insured by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE TABLES. The tables and example below are designed to help you understand the various costs and expenses that you will bear directly or indirectly as an investor in the Fund. A $2 monthly account fee is charged if your average monthly balance is less than $500, unless you are in the Bull & Bear Automatic Investment Program (see "How to Purchase Shares").


SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases.....................    NONE
Sales Load Imposed on Reinvested Dividends..........    NONE
Deferred Sales Load.................................    NONE
Redemption Fee within 30 days of purchase...........   1.00%

Redemption Fee after 30 days of purchase............    NONE
Exchange Fees.......................................    NONE

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees................................      0.99%
12b-1 Fees.....................................      1.00%
Other Expenses ................................      1.21%
                                                     -----
Total Fund Operating Expenses..................      3.20%

EXAMPLE

You would pay the following expenses on a $1,000 investment, assuming a 5%
annual return and a redemption at the end of each time period.............

1 year      3 years     5 years      10 years
------      -------     -------      --------

  $32         $99         $167         $350

The example set forth above assumes reinvestment of all dividends and distributions and assumes a 5% annual rate of return as required by the SEC. THE EXAMPLE IS AN ILLUSTRATION ONLY AND SHOULD NOT BE CONSIDERED AN INDICATION OF PAST OR FUTURE RETURNS AND EXPENSES. Actual returns and expenses may be greater or less than those shown. The percentages given for Annual Fund Operating Expenses are based on the Fund's operating expenses and average daily net assets during its fiscal year ended December 31, 1996. This fee is higher than that paid by most investment companies. Long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.'s ("NASD") rules regarding investment companies. "Other Expenses" includes amounts paid to the Fund's Custodian and Transfer Agent and reimbursed to the Investment Manager and the Distributor for certain administrative and shareholder services, and does not include interest expense from the Fund's bank borrowing.

FINANCIAL HIGHLIGHTS are presented below for a share of capital stock outstanding throughout each period. The following information is supplemental to the Fund's financial statements and report thereon of Tait, Weller & Baker, independent accountants, appearing in the December 31, 1996 Annual Report to Shareholders and incorporated by reference in the Statement of Additional Information. On February 26, 1992, the Fund adopted its present name and investment objective. Prior thereto it was known as Bull & Bear Overseas Fund Ltd. and sought to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a diversified portfolio of marketable securities of non-U.S. companies.

    YEARS ENDED DECEMBER 31,
 -------------------------------------------------------------------------------



                                      1996    1995     1994    1993     1992    1991    1990     1989    1988    1987*
                                      ----    ----     ----    ----     ----    ----    ----     ----    ----    -----
PER SHARE DATA1
Net asset value at beginning of period
                                     $8.36   $7.08    $8.71   $7.59    $8.37   $7.62   $8.46    $8.03   $7.46   $ 7.50
                                      -----   -----    -----   -----    -----   -----   -----    -----   -----   ------
 Income from investment operations:
   Net investment income (loss)...  (0.24)  (0.23)   (0.13)  (0.20)     0.04    0.07  (0.01)   (0.10)   0 .03     0.01
   Net realized and unrealized gain
on investments......................(l0.68   2.00   (1.01)    2.22   (0.25)    1.64  (0.72)     0.99    0.56    (0.05
                                      ----    ----   ------    ----   ------    ----  ------     ----    ----    -----
    Total from investment operations  0.44    1.77   (1.14)    2.02   (0.21)    1.71  (0.73)     0.89    0.59    (0.04
                                      ----    ----   ------    ----   ------    ----  ------     ----    ----    -----
 Less distributions:
   Distributions from net investment
   income                             -----   -----    -----   -----    -----   -----   -----   (0.02)  (0.02)   -----
   Distributions from net realized
   gains                             (0.89)  (0.49)   (0.49)  (0.90)   (0.57)  (0.96)  (0.11)   (0.44)   -----    -----
Net asset value at end of period..   $7.91   $8.36    $7.08   $8.71    $7.59   $8.37   $7.62    $8.46   $8.03    $7.46
                                     =====   =====    =====   =====    =====   =====   =====    =====   =====    =====
TOTAL RETURN......................   5.34%  25.11% (13.12)%  26.71%    2.57%  22.55% (8.61)%   11.10%   8.00%    0.60%
------------
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period
(000's omitted)                    $9,836 $9,808   $8,454 $12,250   $9,229  $1,275  $1,158     $1,149   $1,250  $1,042
Ratio of expenses to average
net assets (a)(b                     3.20%  3.55%    3.53%   3.55%    3.56%   3.56%   3.50%    3.50%   3.02%    3.20%
Ratio of net investment income (loss)
average net assets(c)............. (2.74)% (2.85)%  (1.65)% (2.36)%    0.51%   0.90% (0.09)%  (1.29)%    .44%     .57%
Portfolio turnover rate...........    255%    214%     212%    182%     175%    208%    270%     178%    140%      18%
Average commission per share...... $0.0536


1 Per share net investment  income (loss) and net realized and  unrealized  gain
(loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. The selected per share data has been restated to reflect the 100% stock dividend effective February 24, 1992. *From commencement of operations, October 29, 1987.
(a) Ratios before the Investment Manager's reimbursement of expenses were 3.84%, 3.59%, 3.69%, 4.09%, 13.35%, 11.98%, 14.36%, and 10.13%, for the years ended
December 31, 1995, 1994,  1993, 1992, 1991, 1990, 1989, and 1988,  respectively.
(b) Ratio after the reduction of custodian fees under a custodian agreement was 3.49% for 1995. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1996. (c) Ratios prior to reimbursement by the Investment Manager were (3.14)%, (1.71)%, (2.50)%, (0.02)%, (8.89)%, (8.57)%, (12.15)%, and (6.67)%, for the years ended December 31, 1995,
1994, 1993, 1992, 1991, 1990, 1989, and 1988, respec tively.

Information relating to outstanding debt during the fiscal periods shown below:


                             Amount of Debt       Average Amount of      Average Number of     Average Amount of
   Fiscal Year Ended         Outstanding at       Debt Outstanding       Shares Outstanding      Debt Per Share
      December 31             End of Period       During the Period       During the Period     During the Period
          1996                    $150,468         $8,535                1,198,191               $0.01
          1995                           0         47,539                1,182,551                0.04
          1994                           0         22,355                1,234,685                0.02
          1993                           0          22,097               1,211,741                0.02




                                                    TABLE OF CONTENTS

Expense Tables..........................2  Distributions and Taxes............12
Financial Highlights....................2  Determination of Net Asset Value...13
General.................................3  Investment Manager.................13
The Fund's Investment Program...........4  Distribution of Shares.............14
How to Purchase Shares..................7  Performance Information............14
Shareholder Services....................8  Capital Stock......................14
How to Redeem Shares...................11  Custodian and Transfer Agent.......15



                                     GENERAL

PURPOSES OF THE FUND. The Fund is for long term investors who wish to invest in a professionally managed portfolio of securities of U.S. and foreign issuers without having to become involved with the research, detailed bookkeeping, and operational procedures normally associated with direct investment in such securities. The Fund is not intended for investors who wish to speculate on short term swings in U.S. and foreign securities markets. The value of the Fund's portfolio securities will fluctuate based on global market conditions as well as those of individual economies and markets. Consistent with a long term investment approach, you should be able to maintain your investment in the Fund during periods of adverse market conditions, and you should not rely on an investment in the Fund for your short term financial needs.

GLOBAL INVESTING. At various times since the end of World War II, many foreign economies have grown faster than the United States' economy, and the return on investments in these countries has often exceeded the return on similar investments in the United States. Moreover, there has normally been a wide and largely unrelated variation in performance among global equity and fixed income markets over this period. Although there can be no assurance that these conditions will continue in the future or that the Fund's Investment Manager will be able to identify and acquire investments in the faster growing economies or markets, the Investment Manager believes that investment in the securities of U.S. and foreign issuers offers potential for significant total return. The Fund's investment program has been developed in light of these beliefs to provide an opportunity for you to participate in a professionally managed, global portfolio of securities.

PORTFOLIO MANAGEMENT. Investment decisions for the Fund have since February 20, 1997 been made by the Investment Policy Committee of Bull & Bear Advisers, Inc. ("Investment Manager").

                          THE FUND'S INVESTMENT PROGRAM

INVESTMENT OBJECTIVE AND POLICIES. The Fund's investment objective, which may not be changed without shareholder approval, is to seek to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. The Fund may invest in any type of security including common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities (including Eurodollar securities), warrants, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by foreign governments and their political subdivisions, money market instruments such as bankers' acceptances, commercial paper, short term corporate debt securities, and repurchase agreements. The Fund may also engage in options, futures, and forward currency transactions.

  Factors considered by the Investment Manager in evaluating and selecting securities include economic and socio-political considerations, the values of individual securities relative to other investment alternatives, relative currency values and trends, trends in the determinants of corporate profits, and management capabilities and practices. Investments may be made for growth of capital or for income or any combination thereof for the purpose of achieving a higher overall total return.

  The Fund may invest in companies based in (or governments of or within) Europe, the Far East, Australia, the United States, Canada, South and Central America, and such other areas and countries as the Investment Manager may determine. Under normal market conditions, the Fund's assets will be invested in at least three different countries, including the United States. For this purpose, an investment is considered made in a country where the issuer of the security has substantial activities and interests, taking into account such factors as location of its assets, personnel, sales and earnings, principal corporate office, principal trading market for its securities, and place of organization. There are no limitations on the relative amounts of the Fund's assets that may be invested in any one country.

FIXED INCOME INVESTING. When seeking income, the Fund will normally invest in investment grade fixed income securities of varying maturities, depending on the Investment Manager's evaluation of market patterns and trends. The Fund may invest up to 35% of its total assets in fixed income securities rated below investment grade, although it has no current intention of investing more than 5% of its total assets in such securities during the coming year. The Fund may also invest without limit in unrated securities if they offer, in the Investment Manager's opinion, the opportunity for a high overall return by reason of their yield, discount at purchase or potential for capital appreciation without undue risk. For temporary defensive purposes the Fund may invest all or a portion of its assets in high grade fixed income securities.

  Investment grade securities are those rated in the top four categories by a nationally recognized statistical rating organization such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc., ("Moody's") or, if unrated, are determined by the Investment Manager to be of comparable quality. Moody's considers securities in the fourth highest category to have speculative characteristics. Securities rated below investment grade and many unrated securities may be considered predominantly speculative and subject to greater market fluctuations and risks of loss of income and principal than higher rated fixed income securities. The market value of fixed income securities usually is affected by changes in the level of interest rates. An increase in interest rates tends to reduce the market value of such investments, and a decline in interest rates tends to increase their value. In addition, fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities subsequent to their acquisition do not affect cash income from such securities but are reflected in the Fund's net asset value.

OVERSEAS INVESTMENTS, MARKETS, AND RISK FACTORS. You should understand and consider carefully the substan tial risks involved in foreign investing.
Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward contracts on foreign currencies involves certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in currency exchange rates; restrictions on foreign investment and repatriation of capital; costs of converting foreign currency into U.S. dollars; greater price volatility and trading illiquidity; less public information on issuers of securities; difficulty in enforcing legal rights outside of the United States; lack of uniform accounting, auditing and financial reporting standards; the possible imposition of foreign taxes, exchange controls and currency restrictions; and the possible greater political, economic and social instability of developing as well as developed countries including without limitation, nationalization, expropriation of assets, and war. These risks are often heightened for investments in developing countries and emerging markets or when the Fund's investments are concentrated in a small number of countries. In addition, because transactional and custodial expenses for foreign securities are generally higher than for domestic securities, the expense ratio of the Fund can be expected to be higher than that of investment companies investing exclusively in domestic securities. Securities may be purchased by the Fund on U.S. and foreign stock exchanges or in the over-the-counter market. Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Commissions on some foreign stock exchanges are higher than the typically negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. If the Fund invests in countries in which settlement of transac tions is subject to delay, the Fund's ability to purchase and sell portfolio securities at the time it desires may be hampered. Delays in settlement practices in foreign countries may also affect the Fund's liquidity, making it more difficult to meet redemption requests, or requiring the Fund to maintain a greater portion of its assets in money market instruments in order to meet such requests. Some of the securities in which the Fund invests may not be widely traded, and the Fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Fund to dispose of such securities at prevailing market prices in order to meet redemption requests.

  Investments in the equity and fixed income markets of developing countries involve exposure to economic structures that are generally less diverse and mature than in the United States and other developed countries, and to political systems which may be less stable. A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. In the past, markets of developing countries, also known as "emerging markets", have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors, and these characteristics can be expected to continue in the future. Because there is no limit on the amount of the Fund's assets which may be invested in companies in, or governments of, developing countries, an investment in the Fund may be subject to risks greater than those of investment companies which invest solely or primarily in the United States and other developed countries.

  Since investment in foreign securities usually involves foreign currencies and since the Fund may temporarily hold funds in bank deposits in foreign currencies in order to facilitate portfolio transactions, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the U.S. dollar decreases relative to a foreign currency in which a Fund investment is denominated or which is temporarily held by the Fund to facilitate portfolio transactions, the value of such Fund assets (and thus the Fund's net asset value per share) will increase (all else being equal). Conversely, an increase in the value of the U.S. dollar relative to such a foreign currency will result in a decline in the value of such Fund assets (and its net asset value per share). The Fund may incur additional costs in connection with conversions of currencies and securities into U.S. dollars. The Fund will conduct its foreign currency transactions either on a spot (i.e., cash) basis, or through entering into forward contracts. The Fund generally will not enter into a forward currency contract with a term of greater than one year.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with U.S. banks or dealers involving securities in which the Fund is authorized to invest. A repurchase agreement is an instrument under which the Fund purchases securities from a bank or dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed upon date and price reflecting a market rate of interest. The Fund's custodian maintains custody of the underlying securities until their repurchase; thus the obligation of the bank or dealer to pay the repurchase price is, in effect, secured by such securities. The Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the repurchase date; if the seller defaults, the security constitutes collateral for the seller's obligation to pay. If, however, the seller defaults and the value of the collateral declines, the Fund may incur loss and expense in selling the collateral. To attempt to limit the risk in engaging in repurchase agreements, the Fund enters into repurchase agreements only with banks and dealers believed by the Investment Manager to present minimum credit risks in accordance with guidelines established by the Board of Directors. The Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of its net assets would then be invested in such agreements and other illiquid securities.

HEDGING AND INCOME STRATEGIES. The Fund may purchase call options on securities that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase or to attempt to enhance return by, for example, participating in an anticipated price increase of a security. The Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund's portfolio or to attempt to enhance return. The Fund may write (sell) covered put and call options on securities in which it is authorized to invest. The Fund may purchase and write covered straddles, purchase and write put and call options on stock and bond indexes, and take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or that it intends to purchase. The Fund may purchase and sell futures contracts on interest rates, stock and bond indexes and foreign currencies, and may purchase put and call options and write covered put and call options on such futures contracts.

  The Fund may enter into forward currency contracts to set the rate at which currency exchanges will be made for specific contemplated transactions. The Fund might also enter into forward currency contracts in amounts approximating the value of one or more portfolio positions to fix the U.S. dollar value of those positions. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund has no specific limitation on the percentage of assets it may commit to foreign currency exchange contracts, except that it will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management or its ability to meet redemption requests.

  Strategies with options, financial futures, and forward contracts may be limited by market conditions, regulatory limits and tax considerations, and the Fund might not employ any of the strategies described above. There can be no assurance that any strategy used will be successful. The loss from investing in futures transactions is potentially unlimited. Options and futures may fail as hedging techniques in cases where price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. Gains and losses on investments in options and futures depend on the ability of the Investment Manager to predict correctly the direction of stock prices, interest rates, and other economic factors. In addition, the Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist and there is no assurance that a liquid secondary market for hedging instruments will always exist. It also may be necessary to defer closing out hedged positions to avoid adverse tax consequences. The correlation between hedging instruments and the securities or sectors being hedged also may be imperfect. The percentage of the Fund's assets segregated to cover its obligations under options, futures, or forward contracts could impede effective portfolio management or the ability to meet redemption or other current obligations. To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a Commodity Futures Trading Commission ("CFTC") regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts to which the Fund is a party.

PORTFOLIO TURNOVER. Given the Fund's investment objective, the portfolio turnover rate will not be a limiting factor when the Investment Manager deems changes in the portfolio appropriate, and the Fund's investment strategy therefore includes the possibility of short term transactions. The Fund's portfolio turnover rate will vary from year to year. In 1995 it was 214% and in 1996 it was 255%. Higher turnover may increase Fund brokerage costs and taxes payable by shareholders. (See "Distributions and Taxes" and "Allocation of Brokerage" in the Statement of Additional Information.)

OTHER INFORMATION. The Fund is "non-diversified," as defined in the Investment Company Act of 1940 ("1940 Act"), but intends to continue to qualify as a regulated investment company for Federal income tax purposes. This means, in general, that more than 5% of the Fund's total assets may be invested in the securities of one issuer (including a foreign government), but only if at the close of each quarter of the Fund's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. To the extent that the Fund's portfolio at times may include the securities of a smaller number of issuers than if it were diversified (as defined in the 1940 Act), the Fund will at such times be subject to greater risk with respect to its portfolio securities than an investment company that invests in a broader range of securities in that changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the Fund's total return and the price of Fund shares. The Fund may borrow money from a bank for temporary or emergency purposes or by engaging in reverse repurchase agreements provided that borrowings do not exceed one-third of the current value of the

Fund's assets taken at market value, less liabilities other than borrowings. The Fund will not purchase securities for investment while bank borrowing equaling 5% or more of its total assets is outstanding. In addition to the Fund's fundamental investment objective, the Fund has adopted certain fundamental investment restrictions which may not be changed without shareholder approval. These other fundamental restrictions are set forth in the Statement of Additional Information. All other investment policies described herein, unless otherwise stated, are not fundamental and may be changed by the Fund's Board of Directors without shareholder action.

                             HOW TO PURCHASE SHARES

  The Fund's shares are sold on a continuing basis at the net asset value per share next determined after receipt and acceptance of the order by Investor Service Center or its agent (see "Determination of Net Asset Value"). The minimum initial investment is $1,000 for regular and Uniform Gifts/Transfers to Minors Act custody accounts, and $500 for Bull & Bear retirement plans, which include Individual Retirement Accounts ("IRAs"), SEP- IRAs, rollover IRAs, profit sharing and money purchase plans, and 403(b) plan accounts. The minimum subsequent investment is $100. The initial investment minimums are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program (see "Additional Investments" below). The Fund in its discretion may waive or lower the investment minimums.

INITIAL INVESTMENT. The Account Application that accompanies this prospectus should be completed, signed and, with a check or other negotiable bank draft drawn to the order of U.S. and Overseas Fund, mailed to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. Initial investments also may be made by having your bank wire money, as set forth below, in order to avoid mail delays.

ADDITIONAL INVESTMENTS. Additional investments may be made conveniently at any time by any one or more of the following methods:

o BULL & BEAR AUTOMATIC INVESTMENT PROGRAM. With the Bull & Bear Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the Plans explained below. Each Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account.

           The BULL & BEAR BANK TRANSFER PLAN lets you purchase Fund shares on a certain day each month by transferring electronically a specified dollar amount from your regular checking account, NOW account, or bank money market deposit account.

           In the BULL & BEAR SALARY INVESTING PLAN, part or all of your salary may be invested electronically in Fund shares on each pay date, depending upon your employer's direct deposit program.

           The BULL & BEAR GOVERNMENT DIRECT DEPOSIT PLAN allows you to deposit automatically part or all of certain U.S. Government payments into your Fund account. Eligible U.S. Government payments include Social Security, pension benefits, military or retirement benefits, salary, veteran's benefits and most other recurring payments.

  For more information concerning these Plans, or to request the necessary authorization form(s), please call Investor Service Center, 1-800-847-4200. You may modify or terminate the Bank Transfer Plan at any time by written notice received at least 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact, respectively, your employer or the appropriate U.S. Government agency. The Fund reserves the right to redeem any account if participation in the Program is terminated and the account's value is less than $500. The Program and the Plans do not assure a profit or protect against loss in a declining market, and you should consider your ability to make purchases when prices are low.

o CHECK. Mail a check or other negotiable bank draft ($100 minimum), drawn to the order of U.S. and Overseas Fund, together with a Bull & Bear FastDeposit form to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. If you do not use that form, please send a letter indicating the Fund and account number to which the subsequent investment is to be credited, and name(s) of the registered owner(s).

o ELECTRONIC FUNDS TRANSFER (EFT). With EFT, you may purchase additional Fund shares quickly and simply, just by calling Investor Service Center,
  1-800-847-4200. We will contact the bank you designate on your Account Application or Authorization Form to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. For requests received by 4 p.m., eastern time, the investment will be credited to your Fund account ordinarily within two business days. There is a $100 minimum for each EFT investment. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check.

o FEDERAL FUNDS WIRE. You may wire money, by following the procedures set forth below, to receive that day's net asset value per share.

INVESTING BY WIRE. For an initial investment by wire, you must first telephone Investor Service Center, 1-800- 847-4200, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Bull & Bear U.S. and Overseas Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; U.S. and Overseas Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed. Subsequent investments by wire may be made at any time without having to call Investor Service Center by simply following the same wiring procedures.

SHAREHOLDER ACCOUNTS. When you invest in the Fund, your account will be credited with all full and fractional shares (to three decimal places), together with any dividends and other distributions that are paid in additional shares (see "Distributions and Taxes"). For joint tenant accounts, any account owner has the authority to act on the account without notice to the other account owners. Investor Service Center in its sole discretion and for its protection may, but is not obligated to, require the written consent of all account owners of a joint tenant account prior to acting upon the instructions of any account owner. Stock certificates will be issued only for full shares when requested in writing. In order to facilitate redemptions and exchanges and provide safekeeping, we recommend that you do not request certificates. You will receive transaction confirmations upon purchasing or selling shares, and quarterly statements.

WHEN ORDERS ARE EFFECTIVE. The purchase price for Fund shares is the net asset value of such shares next determined after receipt and acceptance by Investor Service Center of a purchase order in proper form. All purchases are accepted subject to collection at full face value in Federal funds. Checks must be drawn in U.S. dollars on a U.S. bank. No third party checks will be accepted and the Fund reserves the right to reject any order for any reason. Accounts are charged $30 by the Transfer Agent for submitting checks for investment which are not honored by the investor's bank.

                              SHAREHOLDER SERVICES

  You may modify or terminate your participation in any of the Fund's special plans or services at any time. Shares or cash should not be withdrawn from any tax-advantaged retirement plan described below, however, without consulting a tax adviser concerning possible adverse tax consequences. Additional information regarding any of the following services is available from Investor Service Center, 1-800-847-4200.

ELECTRONIC FUNDS TRANSFER (EFT). You automatically have the privilege of linking your bank account designated on your Account Application or Authorization Form and your Fund account through Bull & Bear's EFT service. With EFT, you use the Automated Clearing House system to electronically transfer money quickly and safely between your bank and Fund accounts. EFT may be used for purchasing and redeeming Fund shares, direct deposit of dividends and other distributions into your bank account, the Automatic Investment Program, the Systematic Withdrawal Plan, and systematic IRA distributions. You may decline this privilege by checking the indicated box on the Account Application. Any subsequent changes in bank account information must be submitted in writing (and the Transfer Agent may require the signature to be guaranteed), with a voided check.

DIVIDEND SWEEP PRIVILEGE. You may elect to have automatically invested either all dividends or all dividends and other distributions paid by the Fund in any other Bull & Bear Fund. Shares of the other Bull & Bear Fund will be purchased at the current net asset value calculated on the payment date. For more information concerning this privilege and the other Bull & Bear Funds, or to request a Dividend Sweep Authorization Form, please call Investor Service
Center, 1-800-847-4200. You may cancel this privilege by mailing written notification to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. To select a new Bull & Bear Fund after cancellation, you must submit a new Authorization Form. Enrollment in or cancellation of this privilege is generally effective three business days following receipt. This privilege is available only for existing accounts and may not be used to open new accounts.

SYSTEMATIC WITHDRAWAL PLAN. If you own Fund shares with a value of at least $20,000 you may elect an automatic monthly or quarterly withdrawal of cash from your Fund account in fixed or variable amounts, subject to a minimum amount of $100. Under the Systematic Withdrawal Plan, all dividends and other distributions, if any, are reinvested in the Fund.

ASSIGNMENT. Fund shares may be transferred to another owner. Instructions are available from Investor Service Center, 1-800-847-4200.

EXCHANGE PRIVILEGE. You may exchange at least $500 worth of Fund shares for shares of any Bull & Bear Fund listed below (provided the registration is exactly the same, the shares may be sold in your state of residence, and the exchange may otherwise legally be made).

  To exchange shares, please call Investor Service Center toll-free at 1-800-847-4200 between 9 a.m. and 5 p.m. eastern time on any Fund business day and provide the following information: account registration information including address, account number and taxpayer identification number; percentage, number, or dollar value of shares to be redeemed; name and, if different, the account number of the Bull & Bear Fund to be purchased; and your identity and telephone number. The other Bull & Bear Funds are:

o BULL & BEAR DOLLAR RESERVES is a high quality money market fund investing in U.S. Government securities. Income is generally free from most state and local income taxes. Free unlimited check writing ($250 minimum per check). Pays monthly dividends.

o BULL & BEAR GOLD INVESTORS seeks long term capital appreciation in investments with the potential to provide a hedge against inflation and preserve the purchasing power of the dollar.

o BULL & BEAR SPECIAL EQUITIES FUND invests aggressively for maximum capital appreciation.

  Exchange requests received between 9 a.m. and 4 p.m. eastern time on any business day of the Fund will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of that business day. Exchange requests received between 4 p.m. and 5 p.m. eastern time on any business day of the Fund will be effected at the net asset values of the Fund and the other Bull & Bear Fund as determined at the close of the next Fund business day. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call 1-212-363-1100 or communicate by fax to 1-212- 363-1103 or cable to the address BULLNBEAR NEWYORK. Exchanges may be difficult or impossible to implement during periods of rapid changes in economic or market conditions. Exchange privileges may be terminated or modified by the Fund without notice. For tax purposes, an exchange is treated as a redemption and purchase of shares. A free prospectus containing more complete information including charges, expenses and performance, on any of the Funds listed above is available from Investor Service Center, 1-800-847-4200. The other Fund's prospectus should be read carefully before exchanging shares. You may give exchange instructions to Investor Service Center by telephone without further documentation. If you have requested share certificates, this procedure may be utilized only if, prior to giving telephone instructions, you deliver the certificates to the Transfer Agent for deposit into your account.

o BULL & BEAR SECURITIES (DISCOUNT BROKERAGE ACCOUNT) TRANSFERS. If you have an account at Bull & Bear Securities, Inc., an affiliate of the Investment Manager and a wholly owned subsidiary of Bull & Bear Group, Inc. offering discount brokerage services, you may access your investment in any Bull & Bear Fund to pay for securities purchased in your brokerage account and have proceeds of securities sold in your brokerage account used to purchase shares of any Bull & Bear Fund. You may request a Discount Brokerage Account Application from Bull & Bear Securities, Inc. by calling toll-free at 1-800-262-5800.

TAX-ADVANTAGED RETIREMENT PLANS. These plans provide an opportunity to set aside money for retirement in a tax-advantaged account in which earnings can be compounded without incurring a tax liability until the money and earnings are withdrawn. Contributions may be fully or partially deductible for Federal income tax purposes as noted below. Information on any of these plans is available from Investor Service Center by calling toll-free at 1-800-847-4200.

  The minimum investment to establish a Bull & Bear IRA or other retirement plan is $500. Minimum subsequent investments are $100. The initial investment minimums are waived if you elect to invest $100 or more each month in the Fund through the Bull & Bear Automatic Investment Program. There are no set-up fees for any Bull & Bear Retirement Plans. Subject to change on 30 days' notice, the plan custodian charges Bull & Bear IRAs a $10 annual fiduciary fee, $10 for each distribution prior to age 59 1/2, and a $20 plan termination fee; however, the annual fiduciary fee is waived if your IRA has assets of $10,000 or more or if you invest regularly through the Bull & Bear Automatic Investment Program.

|X| IRA AND SEP-IRA ACCOUNTS. Anyone with earned income who is less than age 70 1/2at the end of the tax year, even if also participating in another type of retirement plan, may establish an IRA and contribute each year up to $2,000 or 100% of earned income, whichever is less. For married couples, each spouse may contribute up to $2,000 into an IRA regardless of whether each spouse has $2,000 of earned income, provided, however, that their aggregate earned income is at least $4,000 (where such income is less than $4,000, special rules apply). Employers may also make contributions to an IRA on behalf of an individual under a Simplified Employee Pension Plan ("SEP") in any amount up to 15% of up to $150,000 of compensation. Also, as of January 1, 1997, a small employer with 100 or fewer employees may establish a Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), which will allow certain eligible employees to make elective contributions to a SIMPLE IRA of up to $6,000 per year and will require the employer to make either matching or non-matching contributions.

  Generally, taxpayers may contribute to an IRA during the tax year and through the next year until the income tax return for that year is due, without regard to extensions. Thus, most individuals may contribute for the 1997 tax year through April 15, 1998 and for the 1998 tax year from January 1, 1998 through April 15, 1999.

  BULL & BEAR NO-FEE IRA(R). The $10 annual fiduciary fee is waived if your Bull & Bear IRA or Bull & Bear SEP- IRA has assets of $10,000 or more or if you invest through the Bull & Bear Automatic Investment Program.

  DEDUCTIBILITY. IRA contributions are fully deductible for many taxpayers. For a taxpayer who is an active participant in an employer-maintained retirement plan (or whose spouse is), a portion of IRA contributions is deductible if adjusted gross income (before the IRA deductions) is $40,000-$50,000 (if married) and $25,000- $35,000 (if single). Only IRA contributions by a taxpayer who is an active participant in an employer-main tained retirement plan (or whose spouse is) and has adjusted gross income of more than $50,000 (if married) and $35,000 (if single) will not be deductible at all. An eligible individual may establish a Bull & Bear IRA under the prototype plan available through the Fund, even though such individual or spouse actively participates in an employer-maintained retirement plan.

o IRA TRANSFER AND ROLLOVER ACCOUNTS. Special forms are available from Investor Service Center, 1-800- 847-4200, which make it easy to transfer or roll over IRA assets to a Bull & Bear IRA. An IRA may be transferred from one financial institution to another without adverse tax consequences. Similarly, no taxes need be paid on a lump-sum distribution that you may receive as a payment from a qualified pension or profit sharing plan due to retirement, job termination or termination of the plan, so long as the assets are put into an IRA Rollover account within 60 days of the receipt of the payment. Withholding for Federal income tax purposes is required at the rate of 20% for "eligible rollover distributions" made from any retirement plan (other than an IRA) that are not directly transferred to an "eligible retirement plan," such as a Bull & Bear Rollover Account.

o PROFIT SHARING AND MONEY PURCHASE PLANS. These Plans provide an opportunity to accumulate earnings on a tax-deferred basis by permitting corporations, self-employed individuals (including partners) and their employees generally to contribute (and deduct) up to $30,000 annually or, if less, 25% (15% for profit sharing plans) of compensation or self-employment earnings of up to $150,000. Corporations and partnerships, as well as all self-employed persons, are eligible to establish these Plans. In addition, a person who is both salaried and self-employed, such as a college professor who serves as a consultant, may adopt these retirement plans based on self-employment earnings.

|X| SECTION 403(B) ACCOUNTS. Section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), permits the establishment of custodial accounts on behalf of employees of public school systems and certain tax-exempt organizations. A participant in such a plan does not pay taxes on any contributions made by the participant's employer to the participant's account pursuant to a salary reduction agreement, up to a maximum amount, or "exclusion allowance." The exclusion allowance is generally computed by multiplying the participant's years of service times 20% of the participant's compensation included in gross income received from the employer (reduced by any amount previously contributed by the employer to any 403(b) account for the benefit of the participant and excluded from the participant's gross income). However, the exclusion allow ance may not exceed the lesser of 25% of the participant's compensation (limited as above) or $30,000. Contributions and subsequent earnings thereon are not taxable until withdrawn, when they are received as ordinary income.

                              HOW TO REDEEM SHARES

  Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information: your account registration information including address, account number and taxpayer identification number; dollar value, number or percentage of shares to be redeemed; how and to where the proceeds are to be sent; if applicable, the bank's name, address, ABA routing number, bank account registration and account number, and a contact person's name and telephone number; and your daytime telephone number.

BY MAIL. You may request that the Fund redeem any amount of shares by submitting a written request to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, signed by the record owner(s). If the written request is sent to the Fund, it will be forwarded to the above address. If stock certificates have been issued for shares being redeemed, they must accompany the written request.

BY TELEPHONE. You may telephone Investor Service Center, 1-800-847-4200 to expedite redemption of Fund shares if share certificates have not been issued.

  You may redeem as little as $250 worth of shares by requesting Bull & Bear's Electronic Funds Transfer (EFT) service. With EFT, you can redeem Fund shares quickly and conveniently because Investor Service Center will contact the bank designated on your Account Application or Authorization Form to arrange for the electronic transfer of your redemption proceeds (through the Automated Clearing House system) to your bank account. EFT proceeds are ordinarily available in your bank account within two business days.

  If you are redeeming $1,000 or more worth of shares, you may request that the proceeds be mailed to your address of record or mailed or wired to your authorized bank.

  Telephone requests received on Fund business days by 4 p.m. eastern time will be redeemed from your account that day, and if after, on the next Fund business day. Any subsequent changes in bank account information must be submitted in writing, signature guaranteed, with a voided check. If you are unable to reach Investor Service Center at the above telephone number you may, in emergencies, call 1-212-363-1100 or communicate by fax to 1-212-363-1103 or cable to the address BULLNBEAR NEWYORK. Redemptions by telephone may be difficult or impossible to implement during periods of rapid changes in economic or market conditions.

CHECK WRITING ACCESS. You may exchange a minimum of $500 at any time by toll-free telephone call into Bull & Bear Dollar Reserves, Bull & Bear's money market fund, offering free personalized checks, a $250 check writing minimum (there is no check writing minimum for Bull & Bear Securities Performance Plus(R) discount brokerage accounts), and no limit on the number of checks that may be written. A signature card, which should be submitted for the check writing privilege, and a free Bull & Bear Dollar Reserves prospectus containing more complete information including yield, charges and expenses is available from Investor Service Center, 1-800-847- 4200. Please read the prospectus carefully before exchanging.

REDEMPTION PRICE AND FEES. The redemption price is the net asset value per share next determined after receipt of the redemption request in proper form. The Fund is designed as a long term investment, and short term trading is discouraged. Accordingly, if shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the net asset value of shares redeemed or exchanged. The fee will be retained by the Fund and used to offset the transaction costs that short term trading imposes on the Fund and its shareholders. If an account contains shares with different holding periods (i.e. some shares held 30 days or less, some shares held 31 days or more), the shares with the longest holding period will be redeemed first to determine if the Fund's redemption fee applies. Shares acquired through the Dividend Sweep Privilege and the reinvestment of dividends and capital gains or redeemed under the Systematic Withdrawal Plan are exempt from the redemption fee. Registered broker/dealers, investment advisers, banks, and insurance companies may open accounts and redeem shares by telephone or wire and may impose a charge for handling purchases and redemptions when acting on behalf of others.

REDEMPTION PAYMENT. Payment for shares redeemed will ordinarily be made within seven days after receipt of a redemption request in proper form. The right of redemption may not be suspended, or date of payment delayed more than seven days, except for any period (i) when the New York Stock Exchange is closed or trading thereon is restricted as determined by the SEC; (ii) under emergency circumstances as determined by the SEC that make it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; or (iii) as the SEC may otherwise permit. The mailing of proceeds on redemption requests involving any shares purchased by personal, corporate, or government check or EFT transfer is generally subject to a fifteen business day delay to allow the check or transfer to clear. The fifteen day clearing period does not affect the trade date on which a purchase or redemption order is priced, or any dividends and capital gain distributions to which you may be entitled through the date of redemption. The clearing period does not apply to purchases made by wire. Due to the relatively higher cost of maintaining small accounts, the Fund reserves the right, upon 45 days' notice, to redeem any account, other than IRA and other Bull & Bear prototype retirement plan accounts, worth less than $500 except if solely from market action, unless an investment is made to restore the minimum value.

TELEPHONE PRIVILEGES. You automatically have all telephone privileges to, among other things, authorize purchases, redemptions and exchanges, with EFT or by other means, unless declined on the Account Application or otherwise in writing. Neither the Fund nor Investor Service Center shall be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures include requiring personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions, and recording telephone conversations. The Fund may modify or terminate any telephone privileges or shareholder services (except as noted) at any time without notice.

SIGNATURE GUARANTEES. No signature guarantees are required when payment is to be made to you at your address of record. If the redemption proceeds are to be paid to a non-shareholder of record, or to an address other than your address of record, or the shares are to be assigned, the Transfer Agent may require that your signature be guaranteed by an entity acceptable to the Transfer Agent, such as a commercial bank or trust company or member firm of a national securities exchange or of the NASD. A notary public may not guarantee signatures. The Transfer Agent may require further documentation, and may restrict the mailing of redemption proceeds to your address of record within 60 days of such address being changed unless you provide a signature guarantee as described above.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. The Fund pays dividends annually to its shareholders from its net investment income, if any. The Fund also makes an annual distribution to its shareholders out of any net realized capital gains, after offsetting any capital loss carryover, and any net realized gains from foreign currency transactions. Dividends and other distributions, if any, are declared and payable to shareholders of record on a date in December of each year. Such distributions may be paid in January of the following year, in which event they will be deemed received by the shareholders on the preceding December 31 for tax purposes. The Fund may also make an additional distribution following the end of its fiscal year out of any undistributed income and capital gains.

  Dividends and other distributions are paid in additional Fund shares or shares of another Bull & Bear Fund pursuant to the Dividend Sweep Privilege, unless you elect to receive cash on the Account Application or so elect subsequently by calling Investor Service Center, 1-800-847-4200. For Federal income tax purposes, dividends and other distributions are treated in the same manner whether received in additional shares of the Fund or another Bull & Bear Fund or in cash. Any election will remain in effect until you notify Investor Service Center to the contrary.

TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income, net short term capital gains, and net gains from certain foreign currency transactions) and net capital gain (the excess of net long term capital gain over net short term capital loss) that is distributed to its shareholders.

  Dividends paid by the Fund from its investment company taxable income (whether paid in cash or in additional shares) generally are taxable to its shareholders, other than shareholders that are not subject to tax on their income, as ordinary income to the extent of the Fund's earnings and profits; a portion of those dividends may be eligible for the corporate dividends-received deduction. Distributions by the Fund of its net capital gain (whether paid in cash or in additional shares) when designated as such by the Fund, are taxable to its shareholders as long term capital gains, regardless of how long they have held their Fund shares. The Fund notifies its shareholders following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) that year and of any portion of those dividends that qualifies for the corporate dividends-received deduction.

  Any dividend or other distribution paid by the Fund will reduce the net asset value of Fund shares by the amount of the distribution. Furthermore, such distribution, although similar in effect to a return of capital, will be subject to tax.

  The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

  The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. Since other Federal, state and local tax considerations may apply, you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

  The value of a share of the Fund is based on the value of its net assets. The Fund's net assets are the total of its investments and all other assets minus any liabilities. The value of one share is determined by dividing the net assets by the total number of shares outstanding. This is referred to as "net asset value per share" and is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time, unless weather, equipment failure or other factors contribute to an earlier closing) each business day of the Fund. A business day of the Fund is any day on which the New York Stock Exchange is open for trading. The following are not business days of the Fund:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Portfolio securities and other assets of the Fund are valued primarily on the basis of market quotations, if readily available. Foreign securities are valued on the basis of quotations from a primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Securities and other assets for which quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

                               INVESTMENT MANAGER

  Bull & Bear Advisers, Inc. ("Investment Manager") acts as general manager of the Fund, being responsible for the various functions assumed by it, including regularly furnishing advice with respect to portfolio transactions. The Investment Manager manages the investment and reinvestment of the Fund's assets, subject to the control and final direction of the Board of Directors. The Investment Manager is authorized to place portfolio transactions with Bull & Bear Securities, Inc., an affiliate of the Investment Manager, and may allocate brokerage transactions by taking into account the sales of shares of the Fund and other affiliated investment companies. The Investment Manager may also allocate transactions to broker/dealers that remit a portion of their commissions as a credit against the Fund's expenses.

  For its services, the Investment Manager receives a fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of 1% on the first $10 million, 7/8 of 1% over $10 million up to $30 million, 3/4 of 1% over $30 million up to $150 million, 5/8 of 1% over $150 million up to $500 million, and 1/2 of 1% over $500 million. From time to time, the Investment Manager may waive all or part of this fee or reimburse the Fund to improve the Fund's total return. During the fiscal year ended December 31, 1996, investment management fees paid by the Fund represented approximately 0.99% of average daily net assets net of reimbursement pursuant to the expense guaranty of the Investment Manager. The Investment Manager provides certain administrative services to the Fund at cost. The Investment Manager is a wholly owned subsidiary of Bull & Bear Group, Inc. ("Group"). Group, a publicly owned company whose securities are listed on the Nasdaq Stock Market, is a New York based manager of mutual funds and discount brokerage services. Bassett S. Winmill may be deemed a controlling person of Group and, therefore, may be deemed a controlling person of the Investment Manager.

                                                DISTRIBUTION OF SHARES

  Pursuant to a Distribution Agreement, Investor Service Center, Inc., 11 Hanover Square, New York, NY 10005 ("Distributor"), acts as the Fund's principal agent for the sale of its shares. The Investment Manager is an affiliate of the Distributor. The Fund has also adopted a plan of distribution ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund pays the Distributor monthly a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The service fee portion is intended to cover personal services provided to Fund shareholders and maintenance of shareholder accounts. The distribution fee portion is intended to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. These fees may be retained by the Distributor or passed through to brokers, banks and others who provide services to their customers who are Fund shareholders or to the Distributor. The Fund will pay the fees to the Distributor until either the Plan is terminated or not renewed. In that event, the Distributor's expenses in excess of fees received or accrued through the termination day will be the Distributor's sole responsibility and not obligations of the Fund. During the period they are in effect, the Distribution Agreement and Plan obligate the Fund to pay fees to the Distributor as compensation for its service and distribution activities. If the Distributor's expenses exceed the fees, the Fund will not be obligated to pay any additional amount to the Distributor. If the Distributor's expenses are less than such fees, it may realize a profit. Certain other advertising and sales materials may be prepared to promote the sale of Fund shares and shares of one or more other affiliated investment companies. In such cases, the expenses will be allocated among the Funds involved based on the inquiries resulting from the materials or other factors deemed appropriate by the Board of Directors. The costs of personnel and facilities of the Distributor to respond to inquiries by shareholders and prospective shareholders will also be allocated based on such relative inquiries or other factors. There is no certainty that the allocation of any of the foregoing expenses will precisely allocate to the Fund costs commensurate with the benefits it receives, and it may be that the other affiliated investment companies and Bull & Bear Securities, Inc. will benefit therefrom.

                                                PERFORMANCE INFORMATION

  Advertisements and other sales literature for the Fund may refer to the Fund's "average annual total return" and "cumulative total return." All such quotations are based upon historical earnings and are not intended to indicate future performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. In addition to advertising average annual total return and cumulative total return, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Morningstar, Inc., Lipper Analytical Services, Inc. and other sources. "Average annual total return" is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, all dividends and other distributions are assumed to be reinvested. "Cumulative total return" is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all dividends and other distributions are assumed to be reinvested in additional Fund shares. Although the Fund imposes a 1% redemption fee on the redemption of shares held for 30 days or less, all of the periods for which performance is quoted are longer than 30 days, and therefore the 1% fee is not reflected in the performance calculations. In addition, there is no sales charge upon reinvestment of dividends or other distributions. Additional information regarding the Fund's performance is available in its Annual Report to Shareholders, which is available at no charge upon request to Investor Service Center, 1-800-847-4200.

                                  CAPITAL STOCK

  The Fund is a series of Bull & Bear Funds I, Inc. ("Corporation"), a Maryland corporation organized in 1986. Prior to September 23, 1993, the Corporation operated under the name Bull & Bear U.S. and Overseas Fund Ltd. The Corporation is an open-end management investment company and is authorized to issue up to 1,000,000,000 shares ($.01 par value). The Board of Directors has designated 250,000,000 shares as shares of Bull & Bear U.S. and Overseas Fund. The Corporation's Board of Directors may establish one or more other series, although it has no current intention of doing so.

   The Fund's stock is freely assignable by way of pledge (as, for example, for collateral purposes), gift, settlement of an estate and also by an investor to another investor. Each share has equal dividend, voting, liquidation and redemption rights with every other share. The shares have no preemptive, conversion or cumulative voting rights and they are not subject to further call or assessment.

  The Fund's By-Laws provide that there will be no annual meeting of shareholders in any year except as required by law. In practical effect, this means that the Fund will not hold an annual meeting of shareholders in years in which the only matters which would be submitted to shareholders for their approval are the election of Directors and ratification of the Directors' selection of accountants, although holders of 25% of the Fund's shares may call a meeting at any time. There will normally be no meetings of shareholders for the purpose of electing Directors unless fewer than a majority of the Directors holding office have been elected by shareholders. Shareholder meetings will be held in years in which shareholder vote on the Fund's investment management agreement, plan of distribution, or fundamental investment objective, policies or restrictions is required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT

  Investors Bank & Trust Company, 89 South Street, Boston, MA 02109, acts as custodian of the Fund's assets, performs certain accounting services for the Fund, and may appoint one or more subcustodians provided such subcustodianship is in compliance with the rules and regulations promulgated under the 1940 Act. The Fund may maintain a portion of its assets in foreign countries pursuant to such subcustodianships and related foreign depositories. Utilization by the Fund of such foreign custodial arrangements and depositories will increase the Fund's expenses.

  The Fund's transfer and dividend disbursing agent is DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789. The Distributor provides certain shareholder administration services to the Fund and is reimbursed its cost by the Fund. The costs of facilities, personnel and other related expenses are allocated among the Fund and other affiliated investment companies based on the relative number of inquiries and other factors. The Fund may also enter into agreements with brokers, banks and others who may perform on behalf of their customers certain shareholder services not otherwise provided by the Transfer Agent or the Distributor.

[Left Side of Back Cover Page]


U.S. AND
OVERSEAS
FUND
-----------------------------------------------------









1-800-847-4200

CALL TOLL-FREE FOR FUND PERFORMANCE, TELEPHONE
PURCHASES, EXCHANGES AMONG THE BULL & BEAR
FUNDS, AND TO OBTAIN INFORMATION CONCERNING
YOUR ACCOUNT.  OR, ACCESS THE FUND ON THE WEB
AT HTTP://WWW.BULL-AND-BEAR.COM
















11 HANOVER SQUARE
NEW YORK, NY 10005

Printed on recycled paper.
[Right Side of Back Cover Page]


U.S. AND
OVERSEAS
FUND
---------------------------------------------------------


INVESTING WORLDWIDE
FOR THE HIGHEST POSSIBLE
TOTAL RETURN



ELECTRONIC FUNDS TRANSFERS
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS: IRA, SEP-IRA,
  QUALIFIED PROFIT SHARING/MONEY
  PURCHASE, 403(B), KEOGH


---------------------------------------------------------


PROSPECTUS
MAY 1, 1997


---------------------------------------------------------

MINIMUM INITIAL INVESTMENT:
  REGULAR ACCOUNTS,  $1,000;
  IRAS,  $500; AUTOMATIC
  INVESTMENT PROGRAMS, $100

MINIMUM SUBSEQUENT INVESTMENTS: $100

BULL
&
BEAR-----------------------------------------

    PERFORMANCE DRIVEN(R)

                                                ACCOUNT APPLICATION

You can use this Account Application to open a regular Bull & Bear Mutual Fund Account.

First type in your name, address, and other requested information in the blank text boxes, then print out on your printer. Sign and mail the completed Account Application, along with your check drawn to the order of the Bull & Bear Fund you have chosen, to: INVESTOR SERVICE CENTER, BOX 419789, KANSAS CITY, MO 64141-6789.

For IRA Account Applications with The Bull & Bear Mutual Funds, call toll-free 1-888-503-FUND.

If you need assistance in completing this Account Application, please call 1-800-847-4200.

1/ FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 MINIMUM PER FUND): Note: The $1,000 minimum initial investment is waived if you elect to invest $100 or more each month through the Bull & Bear Bank Transfer Plan, the Bull & Bear Salary Investing Plan and/or the Bull & Bear Government Direct Deposit Plan (see
Section 4 below).

BULL & BEAR DOLLAR RESERVES $   ________________________________________________

BULL & BEAR SPECIAL EQUITIES FUND $ ____________________________________________

BULL & BEAR GOLD INVESTORS $  __________________________________________________

BULL & BEAR U.S. AND OVERSEAS FUND $ ___________________________________________

BY CHECK -- Please enclose your check for the total drawn to the order of the Bull & Bear Fund you have chosen with this Account Application.

BY WIRE -- Funds were wired on ___________________ Date account number was assigned (see instructions) ____________________________________________________

BY EXCHANGE -- To exchange into another Bull & Bear Fund (no Account Application needed) just call 1-800-847-4200 or go back to the home page after filling out this application and press the TRANSACT BUSINESS NOW button to go to our transaction site.

2/ REGISTRATION (PLEASE PRINT)

INDIVIDUAL:
First Name  ___________________________________________________________________

Middle Initial ________________________________________________________________

Last Name _____________________________________________________________________

Social Security Number ________________________________________________________

E-mail Address ________________________________________________________________

JOINT TENANT (IF ANY):
First Name ___________________________________________________________________

Middle Initial _______________________________________________________________

Last Name ____________________________________________________________________

Social Security Number _______________________________________________________

E-mail Address _______________________________________________________________

GIFT/TRANSFER TO A MINOR:
Name of Custodian (only one) as Custodian for
-----------------------------
Name of Minor (only one)under the ___________________________________________

Custodian's State of Residence Uniform Gifts/Transfers to Minors
Act.
Minor's Social Security Number _______  _____  _______

Minor's Date of Birth _______________________

CORPORATIONS, PARTNERSHIP, TRUSTS AND OTHERS:

Name of Corporation, Partnership, or other Organization
------------------------------------------
Individual(s) Authorized to Act for the Corporation, Partnership, or other
Organization  ____________________________________________________________

Taxpayer Identification Number
--------------------------------------
Name of Trustee(s) ________________________________________________________

Date of Trust Instrument
------------------------------------------

3/ MAILING ADDRESS, TELEPHONE NUMBER, AND CITIZENSHIP:

Street __________________________________________

City __________________________________________

State _______________

Zip _________________

Daytime Telephone Number ______________________________________

Owner - Citizen of: (  ) U.S.         (   ) Other __________________________
(Please indicate and submit Form W-8):

Joint Owner - Citizen of: (   ) U.S. (   ) Other   __________________________
------------------------
(Please indicate and submit Form W-8):

If you have another Bull & Bear Fund account, please indicate the following:
Name of Fund: ______________________________________________

Account Number: _____________________________________________

Your Bull & Bear Fund accounts will appear on a combined statement unless declined by checking box .

4/ BULL & BEAR AUTOMATIC INVESTMENT PROGRAM

(   ) BANK TRANSFER PLAN -- Automatically purchase shares by
transferring the dollar amount you specify from your regular checking account, NOW account, or bank money market deposit account. Please attach a voided bank account check.
Fund Name   ________________________________________________

Amount $($100 minimum) ___________________________

Schedule: (   )Monthly   (   )Quarterly

Day of Month: (   )10th  (   )15th  (   )20th

( ) SALARY INVESTING PLAN - The enrollment form will be sent to the above address or call 1-800-847-4200 to have form sent to your place of employment.

( ) GOVERNMENT DIRECT DEPOSIT PLAN - Your request will be processed and you will receive the enrollmentform.

5/ DISTRIBUTIONS
If no box is checked, the Automatic Compounding Option will be assigned to reinvest all dividends and distributions in your account to increase the shares you own.

AUTOMATIC COMPOUNDING OPTION -
(   ) Dividends and distributions reinvested in additional
shares.

PAYMENT OPTION -
(   ) Dividends in cash, distributions reinvested.
(   ) Dividends and distributions in cash.

SYSTEMATIC WITHDRAWAL PLAN -
(   )Please send me a check monthly for $($100 minimum).
Available only for accounts of $20,000 or more.

6/ INVESTMENTS, EXCHANGES, AND REDEMPTIONS BY TELEPHONE Shareholders automatically enjoy the privilege of calling 1-800- 847-4200 to purchase additional shares of the Fund, exchange their investment among eligible Bull & Bear Funds, or to expedite a redemption and have the proceeds sent directly to their address or to their bank account, unless declined by checking the following box. The Bull & Bear link with your bank account offers flexible access to your money. Transfers occur only when you initiate them and may be made by either bank wire or bank clearing house transfer with Bull & Bear's Electronic Funds Transfer service.

TO ESTABLISH THE BULL & BEAR LINK TO YOUR BANK, PLEASE ATTACH A VOIDED CHECK FROM YOUR BANK ACCOUNT. One common name must appear on your Bull & Bear Fund account and bank account.

7/ SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING "I certify that I have received and read the prospectus for the

Fund in which I am investing, agree to its terms, and have the legal capacity to purchase its shares. I understand all telephone conversations with Investor Service Center, Inc. ("ISC") representatives are recorded and hereby consent to such recording. I agree that neither the Fund nor ISC will be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or
(c) I have been notified by the IRS that I am no longer subject to backup withholding." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require yourconsent to any provision of this document other than the certifications required to avoid backup withholding.


X_____________________________________________________
Signature (   )Owner  (   )Trustee  (   )Custodian                     Date




X_____________________________________________________
Signature of Joint Owner (if any)                                      Date


                 INSTRUCTIONS FOR COMPLETING ACCOUNT APPLICATION

1/ INVESTMENT SELECTION: Indicate the Fund(s) in which you are opening an account.

PAYMENT OF INITIAL INVESTMENT: By Check: The minimum is $1,000 ($100 under the Bull & Bear Automatic Investment Program including the Bull & Bear Bank Transfer Plan - see Section 4 to get started) and the minimum subsequent investment is $100. Enclose a check drawn to the order of the Bull & Bear Fund you have chosen with this Account Application.

BY WIRE: Please call toll-free 1-800-847-4200 before making an initial investment by wire, as an account number must be assigned to you. Then request your bank to transmit immediately available funds (Federal funds) by wire to:
United Missouri Bank NA, ABA #10-10-00695, for Account Number 98-7052-724-3 / (Bull & Bear Fund name). It is important that the wire include your name, account number, and taxpayer identification or social security number. In addition, this Account Application should be sent promptly to: INVESTOR SERVICE CENTER, BOX 419789, KANSAS CITY, MO 64141-6789.

2/ REGISTRATION: If there is more than one owner of the account, the registration will be "Joint Tenants With Right of Survivorship" unless you specify "Tenants in Common."

3/ COMBINED STATEMENT: Provides a convenient quarterly year-to-date record of your Bull & Bear Fund accounts, and can include other household accounts, such as a spousal IRA, if you wish.

4/ BULL & BEAR AUTOMATIC INVESTMENT PROGRAM: Please attach a voided bank account check.

5/ THE AUTOMATIC COMPOUNDING OPTION: Permits shareholders to reinvest dividends and distributions at no charge to increase the number of shares owned. This Option is automatically assigned for those in the Systematic Withdrawal Plan.

6/ AUTOMATIC BENEFITS: Prior to making a telephone exchange, please read the current prospectus for the Fund into which you are exchanging. You may use the Investment by Telephone privilege normally within 20 business days after your Account Application is processed. Your bank may charge a fee. This feature is not available with passbook savings accounts. Call 1-800-847-4200 for more details. Please attach a voided bank account check to the Account Application.

7/ SIGNATURE: Please sign and date the Account Application and return it with your investment check and a voided bank account check to have a Bull & Bear link with your bank account.

8/ CHECK WRITING PRIVILEGE: To request check writing privileges for your Bull & Bear Dollar Reserves account, please call 1-800-
847-4200 for a signature card and other information.

IF YOU NEED ANY ASSISTANCE IN COMPLETING THIS ACCOUNT APPLICATION, PLEASE CALL AN INVESTOR SERVICE REPRESENTATIVE AT 1- 800-847-4200.

                                     THANK YOU FOR INVESTING WITH BULL & BEAR!

USO-EDG-5/7

Statement of Additional Information                                  May 1, 1997




                       BULL & BEAR U.S. AND OVERSEAS FUND
                                11 Hanover Square
                               New York, NY 10005
                                 1-800-847-4200




         Bull & Bear U.S. and Overseas Fund ("Fund") is a non-diversified series of Bull & Bear Funds I, Inc. ("Corporation"), an open-end management investment company organized as a Maryland corporation. This Statement of Additional
Information regarding the Fund is not a prospectus and should be read in conjunction with the Fund's Prospectus dated May 1, 1997. The Prospectus is available to prospective investors without charge upon request to Investor Service Center, Inc., the Fund's Distributor, by calling 1-800-847-4200.


                                TABLE OF CONTENTS

         THE FUND'S INVESTMENT PROGRAM....................................2
         INVESTMENT RESTRICTIONS..........................................5
         OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES........7
         THE INVESTMENT COMPANY COMPLEX..................................16
         OFFICERS AND DIRECTORS..........................................17
         INVESTMENT MANAGER..............................................19
         INVESTMENT MANAGEMENT AGREEMENT.................................19
         DETERMINATION OF NET ASSET VALUE................................20
         PURCHASE OF SHARES..............................................20
         PERFORMANCE INFORMATION.........................................21
         DISTRIBUTION OF SHARES..........................................25
         ALLOCATION OF BROKERAGE.........................................27
         DISTRIBUTIONS AND TAXES.........................................28
         REPORTS TO SHAREHOLDERS.........................................31
         CUSTODIAN AND TRANSFER AGENT....................................31
         AUDITORS........................................................31
         FINANCIAL STATEMENTS............................................31
         APPENDIX -- DESCRIPTIONS OF BOND RATINGS........................32

                          THE FUND'S INVESTMENT PROGRAM

         The following information supplements the information concerning the investment objective, policies and limitations of the Fund found in the Prospectus.

         FOREIGN SECURITIES. Because the Fund may invest in foreign securities, investment in the Fund involves investment risks of adverse political and economic developments that are different from an investment in a fund which invests only in the securities of U.S. issuers. Such risks may include adverse movements in the market value of foreign securities during days on which the Fund's net asset value per share is not determined (see "Determination of Net Asset Value"), the possible imposition of withholding taxes by foreign governments on dividend or interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of dividends or principal and interest on securities in the portfolio.

         The Fund may invest in foreign securities by purchasing American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

         ILLIQUID ASSETS. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Fund's net assets would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days. The term "illiquid assets" for this purpose includes securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

         Illiquid restricted securities may be sold by the Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended ("1933 Act"). Such securities include those that are subject to restrictions contained in the securities laws of other countries. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the U.S., are not included within the meaning of the term "illiquid assets."

         In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

         The Board of Directors has delegated the function of making day-to-day determinations of liquidity to Bull & Bear Advisers, Inc. ("Investment Manager") pursuant to guidelines approved by the Board. The Investment Manager takes into account a number of factors in reaching liquidity determinations, including (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager monitors the liquidity of restricted securities in the Fund's portfolio and reports periodically on liquidity determinations to the Board of Directors.

         LOWER RATED DEBT SECURITIES. The Fund is authorized to invest up to 35% of its total assets in debt securities rated below investment grade, although it has no current intention of investing more than 5% of its total assets in such securities during the coming year. Debt securities rated 'Ba' or lower by Moody's Investors Service, Inc. ("Moody's") and 'BB' or lower by Standard & Poor's Ratings Group ("S&P") are considered below investment grade. Debt securities rated below investment grade are deemed by these rating agencies to be predominantly speculative with respect to the issuers' capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Debt securities rated lower than B may include securities that are in default or face the risk of default with respect to principal or interest.

         Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. The Investment Manager will consider such an event in determining whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. See the Appendix to this Statement of Additional Information for further information regarding S&P's and Moody's ratings.

         Lower rated debt securities generally offer a higher current yield than that available from higher grade issues. However, lower rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to adverse changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower rated securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such decline in price will not recur. The market for lower rated debt securities may be thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

     U.S. GOVERNMENT SECURITIES. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. government (such as Treasury bills, notes and bonds) and obligations issued by U.S. government agencies and instrumentalities backed by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. In addition, the U.S. government securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. In the case of obligations not backed by the full faith and credit of the U.S. government, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. government's full faith and credit.

         FOREIGN GOVERNMENT SECURITIES. The foreign government securities in which the Fund may invest generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World
Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units (such as the European Currency Unit) of an issuer (including supranational issuers).

         PREFERRED SECURITIES. The Fund may invest in preferred stocks of U.S. and foreign issuers. Such equity securities involve greater risk of loss of income than debt securities because issuers are not obligated to pay dividends. In addition, equity securities are subordinate to debt securities, and are more subject to changes in economic and industry conditions and in the financial conditions of the issuers of such securities.

         REVERSE REPURCHASE AGREEMENTS. Although it has no intention of doing so during its current fiscal year, the Fund may enter into reverse repurchase agreements with banks. Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities held by the Fund at an agreed-upon date and price reflecting a market rate of interest. Such agreements are considered to be borrowings. All borrowings by the Fund are limited to one-third of the Fund's assets and may be entered into only for temporary or emergency purposes. Additionally, while a reverse repurchase agreement is outstanding, the Fund will maintain with its Custodian in a segregated account permissible liquid assets, marked to market daily, in an amount at least equal to the Fund's obligations under the reverse repurchase agreement.

         SHORT SALES. The Fund may engage in short sales if it owns or, by virtue of its ownership of other securities, has the right to obtain without additional cost securities equivalent in kind or amount to the securities sold. This investment technique is known as a short sale "against the box." In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund will not dispose of the securities underlying a short sale while a short sale is outstanding. The Fund intends to engage in short sales against the box for hedging purposes. The Investment Manager expects that the Fund will engage in short sales against the box as a hedge when the Investment Manager believes that the price of a security may decline, or when the Fund wants to sell the security it owns at the current price but wants to defer recognition of gain or loss for tax purposes, or to satisfy certain tests applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended ("Code"). The Investment Manager currently anticipates that no more than 5% of the Fund's total assets would be involved in short sales against the box.

         LENDING OF PORTFOLIO SECURITIES. The Fund is authorized to engage in securities lending transactions in an amount up to one-third of the Fund's total assets, although it has no current intention of entering into such transactions in excess of 5% of its net assets during the coming year. If the Fund engages in lending transactions, it will enter into lending agreements that require that the loans be continuously secured by cash, securities issued or guaranteed by the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal at all times to at least the market value of the assets lent. The Fund will typically receive the dividends and interest paid on the assets lent, if any, while simultaneously earning interest on the loan or a flat fee from the borrower. The Fund will normally pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest on cash or securities held as collateral to the borrower or placing broker. There may be risks of delay to the Fund in receiving additional collateral and risks of delay in recovery of, and failure to recover, the assets lent should the borrower fail financially or otherwise violate the terms of the lending agreement. Loans will be made only to borrowers deemed by the Investment Manager to be of good standing and when, in the judgment of the Investment Manager, the consideration which can be earned currently from such lending transactions justifies the attendant risk. Any loan made by the Fund will provide that it may be terminated by either party upon reasonable notice to the other party.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following fundamental investment restrictions that may not be changed without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the Fund. The Fund may not:

1. Purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would own or hold 10% of the outstanding securities of that issuer, except that up to 50% of the Fund's total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or securities of other investment companies;

2. Lend money or securities, provided that (i) the making of time or demand deposits with banks, (ii) the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with its investment objective and policies and (iii) engaging in securities loan transactions limited to one-third of the Fund's total assets are not prohibited;

3. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act");

4. Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry. This limitation shall not apply to obligations issued by the U.S. government or its agencies or instrumentalities;

5. Invest in commodities or commodity futures contracts, although it may enter into financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward contracts on foreign currencies;

6. Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate;

7. Underwrite the securities of other issuers except to the extent the Fund may be deemed to be an underwriter under the Federal securities laws in connection with the disposition of the Fund's securities. The Fund may buy and sell securities outside the United States which are not registered with the Securities and Exchange Commission ("SEC") or marketable in the United States; or

8. Issue senior securities as defined in the 1940 Act. The following will not be deemed to be senior securities for this purpose: (i) evidences of indebtedness that the Fund is permitted to incur, (ii) the issuance of additional series or classes that the
                                                                 5
         directors may establish, (iii) the Fund's futures, options and forward currency transactions, and (iv) to the extent consistent with the 1940 Act and applicable rules and policies adopted by the SEC, (A) the establishment or use of a margin account with a broker for the purpose of effecting securities transactions on margin and (B) short sales;

9. The Fund, notwithstanding any other investment policy or restriction (whether or not fundamental) may invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same objectives, policies and limitations as the Fund.

         The Corporation's Board of Directors has established the following non-fundamental investment limitations that may be changed by the Board without shareholder approval:

1. The Fund may not purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid assets, including repurchase agreements not entitling the holder to payment of principal within seven days;

2. The Fund may not purchase the securities of any investment company (as defined in the 1940 Act) except (a) by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase, provided that immediately after such purchase no more than: 10% of the Fund's total assets are invested in securities issued by investment companies, 5% of the Fund's total assets are invested in securities issued by any one investment company, or 3% of the voting securities of any one such investment company are owned by the Fund, and (b) when such purchase is part of a plan of merger, consolidation, reorganization or acquisition of assets;

3. The aggregate value of securities underlying put options on securities written by the Fund, determined as of the date the put options are written, will not exceed 25% of the Fund's net assets, and the aggregate value of securities underlying call options on securities written by the Fund, determined as of the date the call options are written, will not exceed 25% of the Fund's net assets;

4. The Fund may purchase a put or call option on a security or a security index, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other such instruments held by the Fund, does not exceed 5% of the Fund's total assets;

5. To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a Commodity Futures Trading Commission ("CFTC") regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into;

6. The Fund may not purchase securities on margin, except that the Fund may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, forward contracts and other derivative instruments shall not be deemed to constitute purchasing securities on margin;

7. The Fund may not mortgage, pledge or hypothecate any assets in excess of one-third of the Fund's total assets;

8. The Fund may not make short sales of securities or maintain a short position, except (a) the Fund may buy and sell options, futures contracts, options on futures contracts, and forward contracts, and (b) the Fund may sell "short against the box" where the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short; and

9. The Fund may not borrow money, except (a) from a bank for temporary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that immediately after all borrowings pursuant to (a) and (b) there is asset coverage of at least 300 per centum for all borrowings; provided that in the event that such asset coverage shall at any time fall below 300 per centum the Fund shall within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings such that the asset coverage of such borrowings shall be at least 300 per centum. The Fund may not purchase securities for investment while any bank borrowing equaling 5% or more of its total assets is outstanding.

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

         REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the Prospectus, the Investment Manager may engage in certain options strategies to attempt to enhance return or for hedging purposes. The Investment Manager also may use se curities index futures contracts, interest rate futures contracts, foreign currency futures contracts (collectively, "futures contracts" or "futures"), options on futures contracts and forward currency contracts for hedging purposes or in other circumstances permitted by the CFTC. Certain special characteristics of and risks associated with using these instruments are discussed below. In addition to the non-fundamental investment restrictions 4 and 5 described above, the use of options, forward currency contracts and futures by the Fund is subject to the applicable regulations of the SEC, the several options and futures exchanges upon which such instruments may be traded, the CFTC and the various state regulatory authorities.

         In addition to the products, strategies and risks described below and in the Prospectus, the Investment Manager may discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as the Investment Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. The Investment Manager may utilize these opportunities to the extent they are consistent with the Fund's investment objective, permitted by the Fund's investment limita tions and permitted by the applicable regulatory authorities. The Fund's registration statement will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the Prospectus.

         COVER FOR OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. The Fund will not use leverage in its options, futures and forward currency contract strategies. Accordingly, the Fund will comply with guidelines established by the SEC with respect to coverage of these strategies by either
(1) setting aside cash or liquid securities whose value is marked to the market daily in a segregated account with its Custodian in the prescribed amount, or
(2) holding securities, currencies or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover and securities held in a segregated account cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         OPTION INCOME AND HEDGING  STRATEGIES.  The Fund may purchase and write
(sell) both exchange-traded options and options traded on the over-the-counter ("OTC") market. Currently, options on debt securities are primarily traded on the OTC market. Although many options on currencies are exchange-traded, the majority of such options currently are traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of any premium paid by the Fund as well as the loss of the expected benefit of the transaction.

         The Fund may purchase call options on securities (both equity and debt) that the Investment Manager intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Fund to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

         The Fund may purchase put options on securities in order to hedge against a decline in the market value of securities held in its portfolio or to attempt to enhance return. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         The Fund may on certain occasions wish to hedge against a decline in the market value of securities held in its portfolio at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected securities, the values of which historically have a high degree of positive correlation to the value of such portfolio securities. If the Investment Manager's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on a security held in its portfolio. If the Investment Manager's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's portfolio securities and therefore the put option may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

         The Fund may write covered call options on securities in which it is authorized to invest for hedging or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying se curity held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund would be obligated to sell the security at less than its market value. The Fund would give up the ability sell any portfolio securities used to cover the call option while the call option was outstanding. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the current market value). Portfolio securities used to cover OTC options written also may be considered illiquid, and therefore subject to the Fund's limitation on investing no more than 15% of its net asset in illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The Fund also may write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker/dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

         The Fund may purchase put and call options and write covered put and call options on securities indexes in much the same manner as the more traditional securities options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A securities index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of securities index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using securities index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the securities in which the Fund invests.

         The Fund may purchase and write covered straddles on securities indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Fund would enter into a long straddle when the Investment Manager believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same se curity where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Fund would enter into a short straddle when the Investment Manager believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside permissible liquid assets in a segregated account with its Custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security.

         FOREIGN CURRENCY OPTIONS AND RELATED RISKS. The Fund may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities that the Fund holds in its portfolio or that it intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although many options on foreign currencies are exchange-traded, the majority are traded on the OTC market. The Fund will not purchase or write such options unless, in the Investment Manager's opinion, the market for them is sufficiently liquid to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the under lying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers and other market resources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

         SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to purchase or sell securities or currencies under a put or a call option it has written, the Fund may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, the Fund may sell an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

         In considering the use of options to enhance returns or to hedge the Fund's portfolio, particular note should be taken of the following:

         (1) The value of an option position will reflect, among other things, the current market price of the underlying security, securities index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, securities index or currency and general market conditions. For this reason, the successful use of options depends upon the Investment Manager's ability to forecast the direction of price fluctuations in the underlying securi ties or currency markets or, in the case of securities index options, fluctuations in the market sector represented by the selected index.

         (2) Options normally have expiration dates of up to three years. The exercise price of the options may be below, equal to or above the current market value of the underlying secur ity, securities index or currency. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, the Fund will realize a loss in the amount of the premium paid and any transaction costs.

         (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to stocks. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities and a significant market for foreign curren cies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund would be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, which would result in the Fund having to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes on a security, currency or securities index, the Fund may not sell the underlying securities or currency (or invest any cash securities used to cover the option) during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         (4) Securities index options are settled exclusively in cash. If the Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of a securities index option who exercises it before the closing index value for that day is available, runs the risk that the level of the underlying index may subsequently change.

         (5) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs and taxes; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         FUTURES AND RELATED OPTIONS STRATEGIES. The Fund may engage in futures strategies for hedging purposes to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. This may involve, among other things, using futures strategies to manage the effective duration of the Fund. If the Investment Manager wishes to shorten the effective duration of the Fund, the Fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the effective duration of the Fund, the Fund may buy a futures contract or a call option thereon, or sell a put option.

         The Fund may use interest rate futures contracts and options thereon to hedge its port folio against changes in the general level of interest rates and in other circumstances permitted by the CFTC. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of the debt security that the Fund intends to purchase in the future. A rise in the price of the debt security prior to its purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt security may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates.

         The Fund may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The purchase of a call option on an interest rate futures contract is analogous to the purchase of a call option on an individual debt security, which can be used as a temporary substitute for a position in the security itself. The Fund also may write covered put options on interest rate futures contracts as a partial anticipatory hedge and may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio. The Fund may also purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt se curities held in the Fund's portfolio.

         The Fund may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a portion of the Fund's portfolio correlates with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Fund correctly anticipates a general market decline and sells securities index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the portfolio. The Fund may purchase securities index futures contracts if a market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of individual securi ties, which securities may then be purchased in an orderly fashion. This strategy may mini mize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

         As in the case of a purchase of a securities index futures contract, the Fund may purchase a call option on a securities index futures contract to hedge against a market advance in securities that the Fund plans to acquire at a future date. The Fund may write covered put options on securities index futures as a partial anticipatory hedge and may write covered call options on securities index futures as a partial hedge against a decline in the price of securities held in the Fund's portfolio. This is analogous to writing covered call options on securities. The Fund also may purchase put options on securities index futures contracts. The purchase of put options on securities index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Fund.

         The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Investment Manager anticipates a general weakening of the foreign currency exchange rate that could adversely affect the market value of the Fund's foreign securities holdings or interest payments to be received in that foreign currency. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Investment Manager anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to hedge against the increased rates pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign currency exchange rate that may add additional costs to acquiring the foreign security position. The Fund may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign currency exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign currency exchange rate while intending to invest in a security denominated in that currency. The Fund may purchase put options on foreign currency futures contracts as a hedge against a decline in the foreign currency exchange rates or the value of its foreign portfolio securities. The Fund may write a covered put option on a foreign currency futures contract as a partial anticipatory hedge and may write a covered call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign currency exchange rates on the value of foreign securities.

         The Fund may also write put options on interest rate, securities index or foreign currency futures contracts while, at the same time, purchasing call options on the same interest rate, securities index or foreign currency futures contract in order to synthetically create an interest rate, securities index or foreign currency futures contract. The options will have the same strike prices and expiration dates. The Fund will only engage in this strategy when it is more advantageous to the Fund to do so as compared to purchasing the futures contract.

         The Fund may also purchase and write covered straddles on interest rate or securities index futures contracts. A long straddle is a combination of a call and a put purchased on the same security at the same exercise price. The Fund would enter into a long straddle when it believes that it is likely that securities prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and put written on the same futures contract at the same exercise price where the same security or futures contract is considered "cover" for both the put and the call. The Fund would enter into a short straddle when it believes that it is unlikely that securities prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Fund will set aside permissible liquid assets in a segregated account with its Custodian equal in value to the amount, if any, by which the put is "in-the-money," that is the amount by which the exercise price of the put exceeds the current market value of the underlying security.

         SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Fund is required to deposit with its Custodian in a segregated account in the name of the futures broker through whom the transaction is effected an amount of cash or liquid securities whose value is marked to the market daily generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on futures contracts is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to the market." For example, when the Fund purchases a contract and the value of the contract rises, the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Fund is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction but rather represents a daily settlement of the Fund's obligations to or from a clearing organization.

         Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securi ties, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         In considering the Fund's use of futures contracts and related options, particular note should be taken of the following:

         (1) Successful use by the Fund of futures contracts and related options will depend upon the Investment Manager's ability to predict movements in the direction of the overall securities, currencies and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying instrument or currency but also to the anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities or currencies being hedged. For example, if the price of the securities index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract moves more than the price of the underlying securities, the Fund will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

         (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities or currencies being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities or currencies due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities or currencies that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities or currencies and the futures markets may occur. Second, because the margin deposit require ments in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market; such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

         (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures positions, and in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

         (4) Like options on securities and currencies, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

         (5) Purchasers of options on futures contracts pay a premium at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying securities index value or the securities or currencies being hedged.

         (6) As is the case with options, the Fund's activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions and taxes; however, the Fund also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above.

         Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when the purchase of the underlying futures contract would not result in such a loss.

     FORWARD CURRENCY CONTRACTS. The Fund may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.
         The Fund may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The Fund also may hedge by using forward currency contracts in connection with portfo lio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that the Investment Manager believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. For example, when the Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used. Certain of these strategies may result in income subject to the "Short-Short Limitation" described under "Distributions and Taxes."


         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those se curities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if the market value of the security exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short term currency market movements is extremely difficult and the successful execution of a short term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospects for currency parities will be incorporated into the longer term decisions made with regard to overall investment strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

         At or before the maturity date of a forward contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the curren cies increase.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                         THE INVESTMENT COMPANY COMPLEX

     The investment companies advised by affiliates of Bull & Bear Group, Inc. ("Investment Company Complex") are:

                            Bull & Bear Dollar Reserves
                            Bull & Bear U.S. Government Securities Fund, Inc. Bull & Bear Municipal Income Fund, Inc.
                            Bull & Bear Global Income Fund, Inc.
                            Bull & Bear U.S. and Overseas Fund
                            Bull & Bear Special Equities Fund, Inc.
                            Bull & Bear Gold Investors Ltd.
                            Midas Fund, Inc.
                            Rockwood Fund, Inc.

                             OFFICERS AND DIRECTORS

The officers and Directors of the Corporation, their respective offices and principal occupations during the last five years are set forth below. Unless otherwise noted, the address of each is 11 Hanover Square, New York, NY 10005.

BASSETT S. WINMILL* -- Chairman of the Board. He is Chairman of the Board of seven other investment companies in the Investment Company Complex and of the parent of the Investment Manager, Bull & Bear Group, Inc. ("Group"). He was born February 10, 1930. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research and the International Society of Financial Analysts. He is the father of Mark C. Winmill and Thomas B. Winmill.

ROBERT D. ANDERSON* -- Vice Chairman and Director. He is Vice Chairman and a Director of seven other investment companies in the Investment Company Complex and of the Investment Manager and its affiliates. He was born December 7, 1929. He is a member of the Board of Governors of the Mutual Fund Education Alliance, and of its predecessor, the No-Load Mutual Fund Association. He has also been a member of the District #12, District Business Conduct and Investment Companies Committees of the NASD.

BRUCE B. HUBER, CLU, ChFC, MSFS -- Director. 3443 Highway 66, Neptune, NJ 07753. He is Senior Consultant with The Berger Financial Group, LLC, specializing in financial, estate and insurance matters. From March 1995 to December 1995, he was President of Huber Hogan Knotts Consulting, Inc., financial consultants and insurance planners. He was born February 7, 1930. From 1988 to 1990, he was Chairman of Bruce Huber Associates. He is also a Director of eight other investment companies in the Investment Company Complex.

JAMES E. HUNT -- Director. One Dag Hammarskjold Plaza, New York, NY 10017. He is a principal of Hunt & Howe Inc., executive recruiting consultants. He was born December 14, 1930. From 1976 until 1983 he was Vice President of Russell Reynolds Associates, Inc., also executive recruiting consultants. He is also a Director of eight other investment companies in the Investment Company Complex.

FREDERICK A. PARKER, JR. -- Director. 219 East 69th Street, New York, NY 10021. He is President and Chief Executive Officer of American Pure Water Corporation, a manufacturer of water purifying equipment. He was born November 14, 1926. He is also a Director of eight other investment companies in the Investment Company Complex.

JOHN B. RUSSELL -- Director. 334 Carolina Meadows Villa, Chapel Hill, NC 27514. He was Executive Vice President and a Director of Dan River, Inc., a diversified textile company, from 1969 until he retired in 1981. He was born February 9, 1923. He is a Director of Wheelock, Inc., a manufacturer of signal products, and a consultant for the National Executive Service Corps in the health care industry. He is also a Director of eight other investment companies in the Investment Company Complex.

MARK C. WINMILL -- Co-President, Co-Chief Executive Officer, and Chief Financial Officer. He is Co-President, Co-Chief Executive Officer, and Chief Financial Officer of the Investment Company Complex and of Group and certain of its affiliates, Chairman of the Investment Manager and Investor Service Center, Inc. ("Distributor"), and President of Bull & Bear Securities, Inc. ("BBSI"). He was born November 26, 1957. He received his M.B.A. from the Fuqua School of Business at Duke University in 1987. From 1983 to 1985 he was Assistant Vice President and Director of Marketing of E.P. Wilbur & Co., Inc., a real estate development and syndication firm and Vice President of E.P.W. Securities, its broker/dealer subsidiary. He is a son of Bassett S. Winmill and brother of Thomas B. Winmill. He is also a Director of five other investment companies in the Investment Company Complex.

THOMAS B. WINMILL -- Co-President, Co-Chief Executive Officer, and General Counsel. He is Co- President, Co-Chief Executive Officer, and General Counsel of the Investment Company Complex and of Group and certain of its affiliates, President of the Investment Manager and the Distributor, and Chairman of BBSI. He was born June 25, 1959. He was associated with the law firm of Harris, Mericle & Orr from 1984 to 1987. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is a son of Bassett S. Winmill and brother of Mark C. Winmill. He is also a Director of six other investment companies in the Investment Company Complex.

STEVEN A. LANDIS -- Senior Vice  President.  He is Senior Vice  President of the
Investment Company Complex, the Investment Manager and certain of its affiliates. He was born March 1, 1955. From 1993 to 1995, he was Associate Director -- Proprietary Trading at Barclays De Zoete Wedd Securities Inc., from 1992 to 1993 he was Director, Bond Arbitrage at WG Trading Company, and from 1989 to 1992 he was Vice President of Wilkinson Boyd Capital Markets.

JOSEPH LEUNG, CPA -- Treasurer and Chief Accounting Officer. He is Treasurer and Chief Accounting Officer of the Investment Company Complex, the Investment Manager and its affiliates. From 1992 to 1995 he held various positions with Coopers & Lybrand L.L.P., a public accounting firm. From 1991 to 1992, he was the accounting supervisor at Retirement Systems Group, a mutual fund company. From 1987 to 1991, he held various positions with Ernst & Young LLP, a public accounting firm. He is a member of the American Institute of Certified Public Accountants. He was born September 15, 1965.

WILLIAM J. MAYNARD -- Vice President and Secretary. He is Vice President and Secretary of the Investment Company Complex, the Investment Manager and its affiliates. He was born September 13, 1964. From 1991 to 1994 he was associated with the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. He is a member of the New York State Bar.

* Bassett S. Winmill and Robert D. Anderson are "interested persons" of the Fund as defined by the 1940 Act, because of their positions with the Investment Manager.

COMPENSATION TABLE




NAME OF PERSON,    Aggregate    Pension or        Estimated       Total Compensation From
POSITION           Compensa-    Retirement        Annual Benefits Registrant and Investment
                   tion From    Benefits Accrued  Upon Retirement Company Complex Paid to
                   Registrant   as Part of Fund                   Directors
                                Expenses
Bruce B. Huber,    $1,000       None              None            $12,500 from 9
Director                                                          Investment Companies
James E. Hunt,     $1,000       None              None            $12,500 from 9
Director                                                          Investment Companies
Frederick A.       $1,000       None              None            $12,500 from 9
Parker,                                                           Investment Companies
Director
John B. Russell,   $1,000       None              None            $12,500 from 9
Director                                                           Investment Companies

         Information in the above table is based on fees paid during the year ended December 31, 1996.

         No officer, Director or employee of the Fund's Investment Manager receives any compensation from the Fund for acting as an officer, Director or employee of the Fund. As of April 1, 1997, officers and Directors of the Fund owned less than 1% of the outstanding shares of the Fund. As of April 1, 1997, no shareowner of record owned 5% or more of the Fund's outstanding shares.


                               INVESTMENT MANAGER

         The Fund's Investment Manager is Bull & Bear Advisers, Inc., 11 Hanover Square, New York, NY 10005. The Investment Manager, a registered investment adviser, is a wholly-owned subsidiary of Group. The other principal subsidiaries of Group include Investor Service Center, Inc., the Fund's Distributor and a registered broker/dealer, Midas Management Corporation and Rockwood Advisers, Inc., registered investment advisers, and Bull & Bear Securities, Inc., a registered broker/dealer providing discount brokerage services.

         Group is a publicly owned company whose securities are listed on the Nasdaq Stock Market and traded in the over-the-counter market. Bassett S. Winmill may be deemed a controlling person of Group and the Investment Manager on the basis of his ownership of 100% of Group's voting stock. The Fund and its investment company affiliates had net assets in excess of $340,000,000 as of April 17, 1997.

                         INVESTMENT MANAGEMENT AGREEMENT

         Under the Investment Management Agreement, the Fund assumes and pays all expenses required for the conduct of its business including, but not limited to, custodian and transfer agency fees, accounting and legal fees, investment management fees, fees of disinterested Directors, association fees, printing, salaries of certain administrative and clerical personnel, necessary office space, all expenses relating to the registration or qualification of the shares of the Fund under Blue Sky laws and reasonable fees and expenses of counsel in connection with such registration and qualification, miscellaneous expenses and such non-recurring expenses as may arise, including actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and Directors with respect thereto. For the fiscal years ended December 31, 1994, 1995, and 1996, the Fund paid to the Investment Manager aggregate investment management fees of $99,685, $96,092, and $102,565, respectively, of which $5,401, $27,939, and $0 was waived for the years 1994, 1995, and 1996, respectively, pursuant to the expense guarantee described below.

         The Investment Manager has agreed in the Investment Management Agreement that it will guarantee that the operating expenses of the Fund (including investment management fees but excluding taxes, interest, brokerage commissions, expenses incurred pursuant to a distribution plan under Rule 12b-1 of the 1940 Act, and certain extraordinary expenses), expressed as a percentage of average daily net assets, will not exceed for each fiscal year the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale. Currently, the Fund is not subject to any such state-imposed limitation.

         If requested by the Board of Directors, the Investment Manager may provide other services to the Fund such as, without limitation, the functions of billing, accounting, certain shareholder communications and services, administering state and Federal registra tions, filings and controls and other administrative services. Any services so requested and performed will be for the account of the Fund and the costs of the Investment Manager in rendering such services shall be reimbursed by the Fund, subject to examination by those directors of the Fund who are not interested persons of the Investment Manager or any affiliate thereof. For such services, the Fund reimbursed the Investment Manager $10,877, $11,376, and $6,275 for the fiscal years ended December 31, 1994, 1995, and 1996, respectively.

         The Investment Management Agreement is not assignable and terminates automatically in the event of its assignment. The Investment Management Agreement may also be terminated without penalty on 60 days' written notice at the option of either party thereto or by a vote of the Corporation's shareholders. The Investment Management Agreement provides that the Investment Manager shall not be liable to the Corporation or the Fund or any shareholder of the Corporation or the Fund for any error of judgment or mistake of law or for any loss suffered by the Corporation or the Fund or the Corporation's shareholders in connection with the matters to which the Investment Management Agreement relates. Nothing contained in the Investment Management Agreement, however, shall be construed to protect the Investment Manager against any liability to the Corporation or the Fund or the Corporation's shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under the Investment Management Agreement.

         Group has granted the Fund a non-exclusive license to use various service marks including "Bull & Bear", "Bull & Bear Performance Driven", and "Performance Driven" under certain terms and conditions on a royalty free basis. Such license will be withdrawn in the event the Fund's investment manager shall not be the Investment Manager or another subsidiary of Group. If the license is terminated, the Fund will eliminate all reference to "Bull & Bear" in its corporate name and cease to use any of such service marks or any similar service marks in its business.

                        DETERMINATION OF NET ASSET VALUE

         The Fund's net asset value per share is calculated as of the close of regular trading for equity securities on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. eastern time, unless weather, equipment failure, or other factors contribute to an earlier closing) each day the NYSE is open for trading. The NYSE is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because a substantial portion of the Fund's net assets may be invested in foreign securities and/or foreign currencies, trading in each of which is conducted in foreign markets which are not necessarily closed on U.S. holidays, the net asset value per share may be significantly affected on days when a shareholder has no access to the Fund or its transfer agent.

         Securities owned by the Fund are valued by various methods depending on the market or exchange on which they trade. Securities traded on the New York Stock Exchange, the American Stock Exchange and the Nasdaq Stock Market are valued at the last sale price, or if no sale has occurred, at the mean between the current bid and asked prices. Securities traded on other exchanges are valued as nearly as possible in the same manner. Securities traded only over-the-counter are valued at the mean between the last available bid and ask quotations, if available, or at their fair value as determined in good faith by or under the general direction of the Board of Directors. Short term securities are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

         Foreign securities are valued at the last sale price in a principal market where they are traded, or, if last sale prices are unavailable, at the mean between the last available bid and ask quotations. Foreign security prices are expressed in their local currency and translated into U.S. dollars at current exchange rates. Any changes in the value of forward contracts due to exchange rate fluctuations are included in the determination of net asset value. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of a Fund's net asset value on that day. If events materially affecting the value of such securities or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

         Price quotations generally are furnished by pricing services, which may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings, and developments relating to specific securities in arriving at valuations.

                               PURCHASE OF SHARES

THE CONDITIONS OF ORDERS. The Fund will only issue shares upon payment of the purchase price by check made drawn to the Fund's order in U.S. dollars on a U.S. bank, or by Federal Reserve wire transfer. Third party checks, credit cards, and cash will not be accepted. The Fund reserves the right to reject any order, to cancel any order due to nonpayment, to accept initial orders by telephone or telegram, and to waive the limit on subsequent orders by telephone, with respect to any person or class of persons. Orders to purchase shares are not binding on the Fund until they are confirmed by the Fund's transfer agent. If an order is canceled because of non-payment or because the purchaser's check does not clear, the purchaser will be responsible for any loss the Fund incurs. If the purchaser is already a shareholder, the Fund can redeem shares from the purchaser's account to reimburse the Fund for any loss. In addition, the purchaser may be prohibited or restricted from placing future purchase orders in the Fund or any of the other Funds in the Investment Company Complex. In order to permit the Fund's shareholder base to expand, to avoid certain shareholder hardships, to correct transactional errors, and to address similar exceptional situations, the Fund may waive or lower the investment minimums with respect to any person or class of persons.

                             PERFORMANCE INFORMATION

         All advertised or published average annual total return and total return figures are based upon historical performance information and are not intended to indicate future performance. The investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Consequently, quotations of average annual total return and total return should not be considered as representative of what the Fund's total return will be in the future. Although the Fund imposes a 1% redemption fee on the redemption of shares held for 30 days or less, all of the periods for which performance is quoted are longer than 30 days, and therefore the 1% fee is not reflected in the performance calculations. In addition, there is no sales charge upon reinvestment of dividends or other distributions. Performance is a function of the type and quality of portfolio securities and will reflect general market conditions and operating expenses. This Statement of Additional Information may be in use for a full year and performance results for periods subsequent to December 31, 1996 may vary substantially from those shown below.

TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN

         The Fund will advertise its average annual total return over specified periods. The Fund computes its average annual total return by determining the average annual compounded rate of return during specified periods that compares the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

T = (ERV OVER P) SUP {1 OVER n}-1






Where:

 T       =    average annual total return.

 ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period which assumes all dividends and other distributions by the Fund are reinvested on the reinvestment date during the period.

 P       =    hypothetical initial payment of $1,000.

 n       =    period covered by the computation, expressed in terms of years.

         The Fund's average annual total return for the period from October 29, 1987 (commencement of operations) to December 31, 1996, and for the five year and one year periods ended December 31, 1996 was 7.92%, 8.27%, and 5.34%, respectively.

         "Total return" or "cumulative total return" or "cumulative growth" is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of all distributions during the period), and dividing the result by the net asset value per share at the beginning of the period. The Fund's "total return" or "cumulative total return" or "cumulative growth," expressed as a percentage rate and as the value of a hypothetical $1,000 and $10,000 initial investment at the end of the period, for the periods set forth below, commencing on the date set forth and ending on December 31, 1996, together with the average annual return for such periods, are set forth below:


START OF PERIODS  AVERAGE   TOTAL       ENDING    ENDING VALUE
ENDING 12/31/96   ANNUAL   RETURN     VALUE OF A      OF A
                  RETURN                $1,000       $10,000
                                      INVESTMENT   INVESTMENT
===================================================================
January 1, 1996    5.34%      5.34%  $1,053.45     $10,534.46
January 1, 1995   14.80%     31.80%  $1,317.96     $13,179.56
January 1, 1994    4.62%     14.50%  $1,145.01     $11,450.12
January 1, 1993    9.75%     45.08%  $1,450.84     $14,508.44
January 1, 1992    8.27%     48.81%  $1,488.81     $14,881.15
January 1, 1991   10.53%     82.37%  $1,823.68     $18,236.85
January 1, 1990    7.57%     66.67%  $1,666.67     $16,666.65
January 1, 1989    8.01%     85.17%  $1,851.67     $18,516.65
January 1, 1988    8.00%     99.98%  $1,999.80     $19,997.98
October 29, 1987   7.92%    101.18%  $2,011.80     $20,117.97

         The Fund may provide the above described standardized total return for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for a recent month or quarter. For example, the Fund's nonstandardized total return for the three months ended December 31, 1996 was approximately 0.31%. Such nonstandardized total returns are computed as otherwise described above except that no annualization is made.

              The Investment Manager and certain of its affiliates serve as investment managers to the Fund and other affiliated investment companies, which have individual and institutional shareholder investors throughout the United States and in 37 foreign countries. The Fund may also provide performance information based on an initial investment in the Fund and/or cumulative investments of varying amounts over periods of time. Some or all of this information may be provided either graphically or in tabular form.

SOURCE MATERIAL

         From time to time, in marketing pieces and other Fund literature, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may also be used in advertisements concerning the Fund. Sources for Fund performance information may include, but are not limited to, the following:

Bank Rate Monitor, a weekly publication which reports yields on various bank money market accounts and certificates of deposit.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance and other data.

Bloomberg, a computerized market data source and portfolio analysis system.

Bond Buyer Municipal Bond Index (20 year), an index of municipal bonds provided by a national periodical reporting on municipal securities.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

CDA/Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' back grounds, management policies, salient features, management results, income and dividend records, and price ranges.

Consumer's  Digest,  a  bimonthly   magazine  that  periodically   features  the
performance of a variety of investments, including mutual funds.

Financial Times, Europe's business newspaper, which from time to time reports the performance of specific investment companies in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Goldman Sachs Convertible Bond Index -- currently includes 67 bonds and 33 preferred shares. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds.

Growth Fund Guide, a newsletter providing a mutual fund rating service published for over 25 years.

IBC's Money Fund Report, a weekly publication of money market fund total net assets, yield, and portfolio composition.

Individual   Investor,   a  newspaper  that  periodically  reviews  mutual  fund
performance and other data.

Investment Advisor, a monthly publication reviewing performance of mutual funds.

Investor's Business Daily, a nationally distributed newspaper which regularly covers financial news.

Kiplinger's Personal Finance Magazine, a monthly publication periodically reviewing mutual fund performance.

Lehman Brothers, Inc. "The Bond Market Report" reports on various Lehman Brothers bond indices.

Lehman Government/Corporate Bond Index -- is a widely used index composed of government, corporate, and mortgage backed securities.

Lehman Long Term Treasury Bond -- is composed of all bonds covered by the Lehman Treasury Bond Index with maturities of 10 years or greater.

Lipper Analytical Services, Inc., a publication periodically reviewing mutual funds industry-wide by means of various methods of analysis.

Merrill Lynch Pierce Fenner & Smith Taxable Bond Indices reports on a variety of bond indices.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley Capital International World Index measures the performance of stock markets in 16 nations, including Australia, Hong Kong, Germany, the United Kingdom, Canada, and the United States.

Morningstar, Mutual Fund Values, publications of Morningstar, Inc., periodically reviewing mutual funds industry-wide by means of various methods of analysis and textual commentary.

Mutual Fund Forecaster, a newsletter providing a mutual fund rating service.

Nasdaq Industrial Index -- is composed of more than 3,000 industrial issues. It is a value- weighted index calculated on price change only and does not include income.

New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter that reports on mutual fund performance, rates funds, and discusses investment strategies for mutual fund investors.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a special section reporting on mutual fund performance, yields, indices, and portfolio holdings.

Russell 3000 Index -- consists of the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the Nasdaq over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Small Company Stock Index -- consists of the smallest 2,000 stocks within the Russell 3000; a widely used benchmark for small capitalization common stocks.

Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Brothers Broad Investment-Grade Bond Index -- is a market-weighted index that contains approximately 4,700 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Salomon Brothers Market Performance tracks the Salomon Brothers bond index.

Standard & Poor's 500 Composite Stock Price Index -- is an index of 500 companies representing the U.S. stock market.

Standard & Poor's 100 Composite Stock Price Index -- is an index of 100 companies representing the U.S. stock market.

Standard & Poor's Preferred Index is an index of preferred securities.

Success, a monthly magazine targeted to the world of entrepreneurs and growing businesses, often featuring mutual fund performance data.

USA  Today,  a  national   newspaper  that  periodically   reports  mutual  fund
performance data.

U.S. News and World Report, a national weekly that periodically reports mutual fund performance data.

The Wall Street Journal, a nationally distributed newspaper which regularly covers financial news.

The Wall Street Transcript, a periodical reporting on financial markets and securities.

Wilshire 5000 Equity Indexes -- consists of nearly 5,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

         Indices prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., and Ibbotson Associates may be used, as well as information provided by the Federal Reserve Board.

                             DISTRIBUTION OF SHARES

         Pursuant to a Distribution Agreement, Investor Service Center, Inc. acts as the principal Distributor of the Fund's shares. Under the Distribution Agreement, the Distributor uses its best efforts, consistent with its other businesses, to sell shares of the Fund. Fund shares are offered continuously. Pursuant to a Plan of Distribution ("Plan") adopted under Rule 12b-1 of the 1940 Act, the Fund pays the Distributor monthly a fee in the amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for service activities and a fee in the amount of three-quarters of one percent per annum of the Fund's average daily net assets as compensation for distribution activities.

         In performing distribution and service activities pursuant to the Plan, the Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Fund's shares or the servicing and maintenance of shareholder accounts, including, but not limited to: advertising, direct mail, and promotion al expenses; compensation to the Distributor and its employees; compensation to and expenses, including overhead and telephone and other communication expenses, of the Distributor, the Investment Manager, the Fund, and selected dealers and their affiliates who engage in or support the distribution of shares or who service shareholder accounts; fulfillment expenses, including the costs of printing and distributing prospectuses, statements of additional information, and reports for other than existing shareholders; the costs of preparing, printing and distributing sales literature and advertising materials; and internal costs incurred by the Distributor and allocated by the Distributor to its efforts to distribute shares of the Fund such as office rent and equipment, employee salaries, employee bonuses and other overhead expenses.

         Among other things, the Plan provides that (1) the Distributor will submit to the Corporation's Board of Directors at least quarterly, and the Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment or agreement related thereto is approved, by the Board of Directors, including those Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan ("Plan Directors"), acting in person at a meeting called for that purpose, unless terminated by vote of a majority of the Plan Directors, or by vote of a majority of the outstanding voting securities of the Fund, (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and (4) while the Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund shall be committed to the discretion of the Directors who are not interested persons of the Fund.

         With the approval of the vote of a majority of the entire Board of Directors and of the Plan Directors of the Fund, the Distributor has entered into a related agreement with Hanover Direct Advertising Company, Inc. ("Hanover Direct"), a wholly owned subsidiary of Group, in an attempt to obtain cost savings on the marketing of the Fund's shares. Hanover Direct will provide services to the Distributor on behalf of the Fund and other affiliated investment companies at standard industry rates, which includes commissions. The amount of Hanover Direct's commissions over its cost of providing Fund marketing will be credited to the Fund's distribution expenses and represent a savings on marketing to the benefit of the Fund. To the extent Hanover Direct's costs exceed such commissions, Hanover Direct will absorb any such costs.

         It is the opinion of the Board of Directors that the Plan is necessary to maintain a flow of subscriptions to offset redemptions. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines. Eventually, redemptions could cause a fund to become uneconomic. Furthermore, an extended period of significant net redemptions may be detrimental to orderly management of the portfolio. Offsetting redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. In periods where net sales are achieved, additional benefits may accrue relative to portfolio management and increased shareholder servicing capability. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff which can respond more effectively and promptly to shareholder inquiries and needs. While net increases in total assets are desirable, the primary goal of the Plan is to prevent a decline in assets serious enough to cause disruption of portfolio management and to impair the Fund's ability to maintain a high level of quality shareholder services.

         The Plan increases the overall expense ratio of the Fund; however, a substantial decline in Fund assets is likely to increase the portion of the Fund's expense ratio comprised of management fees and fixed costs (i.e., costs other than the Plan) while a substantial increase in Fund assets would be expected to reduce the portion of the expense ratio comprised of management fees (reflecting a larger portion of the assets falling within fee scale-down levels), as well as of fixed costs. Nevertheless, the net effect of the Plan is to increase overall expenses. To the extent the Plan maintains a flow of subscriptions to the Fund, there results an immediate and direct benefit to the Investment Manager by maintaining or increasing its fee revenue base, diminishing the obligation, if any, of the Investment Manager to make an expense reimbursement to the Fund, and eliminating or reducing any contribution made by the Investment Manager to marketing expenses. Other than as described herein, no Director or interested person of the Fund had any direct or indirect financial interest in the operation of the Plan or any related agreement.

         Of the amounts paid to the Distributor during the Fund's fiscal year ended December 31, 1996, approximately $2,104 represented paid expenses incurred for advertising, $54,654 for printing and mailing prospectuses and other information to other than current shareholders, $31,313 for salaries of marketing and sales personnel, $2,749 for payments to third parties who sold shares of the Fund and provided certain services in connection therewith, and $12,359 for overhead and miscellaneous expenses. These amounts have been derived by determining the ratio each such category represents to the total expenditures incurred by the

Distributor in performing services pursuant to the Plan and then applying such ratio to the total amount of compensation received by the Distributor pursuant to the Plan.

         The Glass-Steagall Act prohibits certain banks from engaging in the business of underwriting, selling, or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being paid for shareholder services under the Plan. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Fund were prevented from continuing these arrangements, it is expected that other arrangements for these services will be made. In addition, state securities laws on this issue may differ from the interpretation of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

                             ALLOCATION OF BROKERAGE

         The Fund seeks to obtain prompt execution of orders at the most favorable net prices. Fund transactions in debt and over-the-counter securities generally are with dealers acting as principals at net prices with little or no brokerage costs. In certain circumstances, however, the Fund may engage a broker as agent for a commission to effect transactions for such securities. Transactions are directed to brokers and dealers qualified to execute orders or provide research, brokerage or other services, and who may sell shares of the Fund or of other affiliated funds. The Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against the Custodian's charges. No formula exists and no arrangement is made with or promised to any broker/dealer which commits either a stated volume or percentage of brokerage business based on research, brokerage or other services furnished to the Investment Manager or upon sale of Fund shares. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. While the Investment Manager generally seeks competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

         The Investment Manager directs portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services, sales of Fund shares or of other affiliated funds, and allocation of commissions to the Fund's Custodian. With respect to brokerage and research services, consideration may be given in the selection of broker/dealers to brokerage or research services provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), or other applicable law are met. Section 28(e) of the 1934 Act was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such bro ker/dealer, or another, may be willing to do business, the Investment Manager seeks the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers.

         Currently, it is not possible to determine the extent to which commissions that reflect an element of value for brokerage or research services might exceed commissions that would be payable for execution alone, nor generally can the value of such services to the Fund be measured, except to the extent such services have a readily ascertainable market value. There is no certainty that services so purchased, or the sale of Fund shares, if any, will be beneficial to the Fund, and it may be that other affiliated investment companies will derive benefit therefrom. Such services being largely intangible, no dollar amount can be attributed to benefits realized by the Fund or to collateral benefits, if any, conferred on affiliated entities. These services may include "brokerage and research services" as defined in Section 28(e)(3) of the 1934 Act, which presently include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities, (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (3) effecting securities trans actions and performing functions incidental thereto (such as clearance, settlement, and custody). Pursuant to arrangements with certain broker/dealers, such broker/dealers provide and pay for various computer hardware, software and services, market pricing information, investment subscriptions and memberships, and other third party and internal research of assistance to the Investment Manager in the performance of its investment decision-making responsibilities for transactions effected by such broker/dealers for the Fund. Commission "soft dollars" may be used only for "brokerage and research services" provided directly or indirectly by the broker/dealer and under no circumstances will cash payments be made by such broker/dealers to the Investment Manager. To the extent that commission "soft dollars" do not result in the provision of any "brokerage and research services" by a broker/dealer to whom such commissions are paid, the commissions, nevertheless, are the property of such broker/dealer. To the extent such services are utilized by the Investment Manager for other than the performance of its investment decision-making responsibilities, the Investment Manager makes an appropriate allocation of the cost of such services according to their use.

         Investment decisions for the Fund and for the other Funds managed by the Investment Manager or its affiliates are made independently based on each Fund's investment objectives and policies. The same investment decision, however, may occasionally be made for two or more Funds. In such a case, the Investment Manager may combine orders for two or more Funds for a particular security if it appears that a combined order would reduce brokerage commissions and/or result in a more favorable transaction price. Combined purchase or sale orders are then averaged as to price and allocated as to amount according to a formula deemed equitable to each Fund. While in some cases this practice could have a detrimental effect upon the price or quantity available of the security with respect to the Fund, the Investment Manager believes that the larger volume of combined orders can generally result in better execution and prices.

         During the fiscal years ended December 31, 1994, 1995, and 1996, the Fund paid total brokerage commissions of $91,313, $77,049, and $106,792, respectively. For the fiscal year ended December 31, 1996, $97,501 in brokerage commissions was allocated to broker/dealers that provided research, analytical, statistical, and other services to the Fund, including third party research, market and comparative industry information, portfolio analysis services, computerized market data and other services. No transactions were directed to broker/dealers during such periods for selling shares of the Fund or of other affiliated funds. During the Fund's fiscal years ended December 31, 1994, 1995, and 1996, the Fund paid $9,218, $4,422, and $9,291, respectively, in brokerage commissions to BBSI, which represented 10.0%, 5.70%, and 8.70%, respectively, of the total brokerage commissions paid by the Fund and 20.5%, 12.3%, and 22.62%, respectively, of the aggregate dollar amount of transactions involving the payment of commissions.

         The Fund is not obligated to deal with any particular broker, dealer or group thereof. Certain broker/dealers that the Fund or other affiliated investment companies do business with may, from time to time, own more than 5% of the publicly traded Class A non-voting Common Stock of Group, the parent of the Investment Manager, and may provide clearing services to BBSI.

         The Fund's portfolio turnover rate may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

                             DISTRIBUTIONS AND TAXES

         If the U.S. Postal Service cannot deliver a shareholder's check, or if a shareholder's check remains uncashed for six months, the Fund reserves the right to credit the shareholder's account with additional Fund shares at the then current net asset value in lieu of the cash payment and to thereafter issue such shareholder's distributions in additional Fund shares.

         The Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Code. To qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures, or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limita tion"); and (3) the Fund's investments must satisfy certain diversification requirements. In any year during which the applicable provisions of the Code are satisfied, the Fund will not be liable for Federal income tax on net income and gains that are distributed to its shareholders. If for any taxable year the Fund does not qualify for treatment as a RIC, all of its taxable income would be taxed at corporate rates.

         A portion of the dividends from the Fund's investment company taxable income (whether paid in cash or in additional Fund shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

         A loss on the sale of Fund shares that were held for six months or less will be treated as a long term (rather than a short term) capital loss to the extent the seller received any capital gain distributions attributable to those shares.

         Any dividend or other distribution will have the effect of reducing the net asset value of the Fund's shares on the payment date by the amount thereof. Furthermore, any such dividend or other distribution, although similar in effect to a return of capital, will be subject to taxes. Dividends and other distributions may also be subject to state and local taxes.

         The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year an amount equal to the sum of (1) 98% of its ordinary income, (2) 98% of its capital gain net income (determined on an October 31 fiscal year basis), plus
(3) generally, income and gain not distributed or subject to corporate tax in the prior calendar year. The Fund intends to avoid imposition of the Excise Tax by making adequate distributions.

         Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it.

Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

         The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund", then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long term capital gain over net short term capital loss) even if they are not distributed to the Fund; those amounts likely would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Pursuant  to proposed  regulations,  open-end  RICs,  such as the Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

         OPTIONS, FUTURES, AND FORWARD CONTRACTS. The Fund's use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the timing of recognition and character of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures, and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options, futures and forward contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies also will be subject to the Short-Short Limitation if they are held for less than three months and are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto).

         If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent the Fund does not so qualify, it may be forced to defer the closing out of certain options, futures, forward contracts and foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

         The foregoing discussion of Federal tax consequences is based on the tax law in effect on the date of this Statement of Additional Information, which is subject to change by legislative, judicial, or administrative action. The Fund may be subject to state or local tax in jurisdictions in which it may be deemed to be doing business.

                             REPORTS TO SHAREHOLDERS

         The Fund issues, at least semi-annually, reports to its shareholders including a list of investments held and statements of assets and liabilities, income and expense, and changes in net assets of the Fund. The Fund's fiscal year ends on December 31.

                          CUSTODIAN AND TRANSFER AGENT

         Investors Bank & Trust Company, Box 2197, Boston, MA 02109, has been retained to act as Custodian of the Fund's investments and may appoint one or more subcustodians. The Custodian also performs accounting services for the Fund. As part of its agreement with the Fund, the Custodian may apply credits or charges for its services to the Fund for, respectively, positive or deficit cash balances maintained by the Fund with the Custodian. DST Systems, Inc., Box 419789, Kansas City, MO 64141-6789 acts as the Fund's Transfer and Dividend Disbursing Agent. The Distributor provides certain shareholder administration services to the Fund pursuant to a Shareholder Services Agreement and is reimbursed by the Fund the actual costs incurred with respect thereto. For services performed pursuant to the Shareholder Services Agreement, the Fund reimbursed the Distributor for the fiscal years ended December 31, 1994, 1995 and 1996 approximately $24,778, $19,919, and $11,899, respectively.

                                    AUDITORS

         Tait, Weller & Baker, Two Penn Center Plaza, Suite 700, Philadelphia, PA 19102-1707, are the Fund's independent accountants. The Fund's financial statements are audited annually.

                              FINANCIAL STATEMENTS

         The Fund's Financial Statements for the fiscal year ended December 31, 1996, together with the Report of the Fund's independent accountants thereon, appear in the Fund's Annual Report to Shareholders and are incorporated herein by reference.

                    APPENDIX -- DESCRIPTIONS OF BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS

Aaa           Bonds  which are rated Aaa are  judged to be of the best  quality.
              They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba            Bonds which are rated Ba are judged to have speculative  elements;
              their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca            Bonds  which  are  rated  Ca  represent   obligations   which  are
              speculative in a high degree. Such issues are often in default or have other marked shortcomings.


STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB           An obligation rated BBB exhibits adequate  protection  parameters.
              However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

                            BULL & BEAR FUNDS I, INC.

                           Part C - Other Information


Item 24.  Financial Statements and Exhibits

(a)       Financial Statements to be included in Part A of this Registration
          Statement:

          Financial Highlights

          Financial   Statements   to  be  included  in  Part  B  of  this
          Registration Statement:

          The financial statements contained in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996 are incorporated into Part B by reference, except that the letter to shareholders and other information contained on pages one and two of said Annual Report is not so incorporated by reference and is not part of this Registration Statement.

(b)       Exhibits

(1)   Amended and Restated Articles of Incorporation. Incorporated by
      reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the Registration Statement, SEC File No. 33-6898, filed March 2, 1994.
(2) Amended By-Laws. Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the Registration Statement, SEC File No. 33-6898, filed March 2, 1994.
(3)   Voting trust agreement -- none
(4)   (a)        Specimen security with respect to Bull & Bear U.S. and Overseas
                 Fund. Incorporated by reference to corresponding Exhibit of
                 Post-Effective Amendment No. 17 to the Registration Statement,
                 SEC File No. 33-6898, filed April 28, 1995.
(5)   Investment Advisory Contract with respect to Bull & Bear U.S. and
      Overseas Fund. Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the Registration Statement, SEC File No. 33-6898, filed March 2, 1994.
(6) Distribution Agreement. Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the Registration
      Statement, SEC File No. 33-6898, filed March 2, 1994.
(7)   Bonus, profit sharing or pension plans -- not applicable
(8)   (a)    Custodian Agreement. Incorporated herein by reference to
             corresponding Exhibit of Post-Effective Amendment No. 5 to the
             Registration Statement, SEC File No. 33-6898, filed May 1, 1990.
      (b)    Amendment to Custodian Agreement. Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 13 to the
             Registration Statement, SEC File No. 33-6898, filed April 30,
             1993.
      (c)    Amendment dated September 28, 1993 to Custodian Agreement.
             Incorporated by reference to corresponding Exhibit of Post-
             Effective Amendment No. 15 to the Registration Statement, SEC
             File No. 33-6898, filed March 2, 1994.

     (d)        Depository agreements. Incorporated by reference to
                corresponding Exhibit of Post-Effective Amendment No. 13 to the
                Registration Statement, SEC File No. 33-6898, filed April 30,
                1993.
     (e)        Service and Agency Agreement. Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 17 to the
                Registration Statement, SEC File No. 33-6898, filed April 28,
                1995.
     (f)        Custodial Agreement and IRA Disclosure Statement. Incorporated
                by reference to corresponding Exhibit of Post-Effective
                Amendment No. 17 to the Registration Statement, SEC File No. 33-
                6898, filed April 28, 1995.
     (g)        IRA Agreement. Incorporated by reference to corresponding
                Exhibit of Post-Effective Amendment No. 17 to the Registration
                Statement, SEC File No. 33-6898, filed April 28, 1995.
     (h)        Custody and Investment Accounting Agreement with Investors
                Fiduciary Trust Company.  Filed herewith.
(9)  (a)        Transfer Agency Agreement Incorporated by reference to
                corresponding Exhibit of Post-Effective Amendment No. 17 to the
                Registration Statement, SEC File No. 33-6898, filed April 28,
                1995.
     (b)        Assignment Agreement. Incorporated by reference to corresponding
                Exhibit of Post-Effective Amendment No. 17 to the Registration
                Statement, SEC File No. 33-6898, filed April 28, 1995.
     (c)        Shareholder Services Agreement. Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the
                Registration Statement, SEC File No. 33-6898, filed March 2,
                1994.
     (d)        Agency Agreement. Incorporated by reference to corresponding
                Exhibit of Post-Effective Amendment No. 17 to the Registration
                Statement, SEC File No. 33-6898, filed April 28, 1995.
     (e)        Credit Agreement. Incorporated by reference to corresponding
                Exhibit of Post-Effective Amendment No. 18 to the Registration
                Statement, SEC File No. 33-6898, filed April 30, 1996.
(10) Opinion of counsel. Incorporated by reference to corresponding Exhibit of the initial Registration Statement, SEC File No. 33-6898, filed July
      3, 1986.
(11)  Other opinions, appraisals, rulings and consents:
      (a)  Accountants' consent with respect to Bull & Bear U.S. and
           Overseas Fund. Filed herewith.
      (b) Opinion of counsel with respect to eligibility for effectiveness under paragraph (b) of Rule 485. Filed herewith.
(12)  Financial statements omitted from Item 23 -- not applicable
(13) Agreement for providing initial capital. Incorporated by reference to corresponding Exhibit of Pre-Effective Amendment No. 2 to the
      Registration Statement, SEC File No. 33-6898, filed June 12, 1987.
(14) Prototype retirement plans. Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 17 to the Registration
      Statement, SEC File No. 33-6898, filed April 28, 1995.
      (a)        Standardized Profit Sharing Adoption Agreement
      (b)        Defined Contribution Basic Plan Document
      (c)        Standardized Money Purchase Adoption Agreement
          (d)        Simplified Profit Sharing Adoption Agreement
          (e)        Simplified Money Purchase Adoption Agreement

(15) (a) Plan pursuant to Rule 12b-1 with respect to Bull & Bear U.S. and Overseas Fund. Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the Registration Statement, SEC File No. 33-6898, filed March 2, 1994.
     (c) Related Agreement to Plans of Distribution pursuant to Rule 12b-1 between Investor Service Center, Inc. and Hanover Direct Advertising Company, Inc. Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the Registration Statement, SEC File No. 33-6898, filed March 2, 1994.
     (d) Broker services agreements. Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 13 to the Registration Statement, SEC File No. 33-6898, filed April 30, 1993.
(16) (a) Schedule for computation of performance quotations with respect to Bull & Bear U.S. and Overseas Fund. Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 15 to the Registration Statement, SEC File No. 33-6898, filed March 2, 1994.
(17)            Financial Data Schedule. Filed herewith.
(18)            Plan pursuant to Rule 18f-3 -- not applicable.

Item 25.        Persons Controlled by or under Common Control with Registrant

                Not applicable.

Item 26.        Number of Holders of Securities

                                                  Number of Record Holders
Title of Class                                    (as of April 23, 1997)
--------------                                    ----------------------
Shares of Common Stock,                                      1,413
$0.01 par value, Bull & Bear U.S. and
Overseas Fund

Item 27.        Indemnification

    The Registrant is incorporated under Maryland law. Section 2-418 of the Maryland General Corporation Law requires the Registrant to indemnify its directors, officers and employees against expenses, including legal fees, in a successful defense of a civil or criminal proceeding. The law also permits indemnification of directors, officers, employees and agents unless it is proved that (a) the act or omission of the person was material and was committed in bad faith or was the result of active or deliberate dishonesty, (b) the person received an improper personal benefit in money, property or services or (c) in the case of a criminal action, the person had reasonable cause to believe that the act or omission was unlawful.

    Registrant's amended and restated Articles of Incorporation (1) provide that, to the maximum extent permitted by applicable law, a director or officer will not be liable to the Registrant or its stockholders for monetary damages;
(2) require the Registrant to indemnify and advance expense as provided in the By-laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant in similar capacities for other entities in advance of final disposition of any action against that person to the extent permitted by Maryland law and the 1940 Act; (3) allow the corporation to purchase insurance for any present or past director, officer, employee, or agent; and (4) require that any repeal or modification of the amended and restated Articles of Incorporation by the shareholders, or adoption or modification of any provision of the Articles of Incorporation inconsistent with the indemnification provisions, be prospective only to the extent such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of or indemnification available to any person covered by the indemnification provisions of the amended and restated Articles of Incorporation.

    Section 11.01 of Article XI of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section 11.02 of Article XI of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.

    Paragraph 12 of the Investment Management Agreement between the Registrant and Bull & Bear Advisers, Inc. ("Investment Manager") with respect to Bull & Bear U.S. and Overseas Fund ("Investment Management Agreement") provides that the Investment Manager shall not be liable to the Registrant or the Fund or any shareholder of the Registrant for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Investment Management Agreement relates, but nothing herein contained shall be construed to protect the Investment Manager against any liability to the Registrant or the Fund or the Registrant's shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reasons of its reckless disregard of obligations and duties under the Overseas Investment Management Agreement.

    Section 9 of the Distribution Agreement between the Registrant and Investor Service Center, Inc. ("Service Center") provides that the Registrant will indemnify Service Center and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Service Center to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Agreement also provides that Service Center agrees to indemnify, defend and hold the Registrant, its officers and Directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Service Center for use in the Registration Statement or arising out of any agreement between Service

Center and any retail  dealer,  or arising out of  supplementary  literature  or
advertising   used  by  Service  Center  in  connection  with  the  Distribution
Agreement.

    The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation and By-Laws and the above-described contract in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.        Business and other Connections of Investment Adviser

    The directors and officers of Bull & Bear  Advisers,  Inc.,  the  Investment
Manager, are also directors and officers of other Funds managed by the Investment Manager, Midas Management Corporation and Rockwood Advisers, Inc., both of which are wholly-owned subsidiaries of Bull & Bear Group, Inc., ("Funds"). In addition, such officers are officers and directors of Bull & Bear Group, Inc. and its other subsidiaries; Investor Service Center, Inc., the distributor of the Funds and a registered broker/dealer, Midas Management Corporation and Rockwood Advisers, Inc., registered investment advisers, and Bull & Bear Securities, Inc., a discount brokerage firm. The Investment Manager also serves as investment manager of Bull & Bear Dollar Reserves, a series of Bull & Bear Funds II, Inc.; Bull & Bear Global Income Fund, Inc.; Bull & Bear U.S. Government Securities Fund, Inc.; Bull & Bear Municipal Income Fund, Inc.; Bull & Bear Gold Investors Ltd. and Bull & Bear Special Equities Fund, Inc.; Midas Management Corporation serves as investment adviser to Midas Fund, Inc.; and Rockwood Advisers, Inc. serves as investment adviser to Rockwood Fund, Inc.

Item 29.        Principal Underwriters

     a) In addition to the Registrant, Investor Service Center, Inc. ("Service Center") serves as principal underwriter of Bull & Bear Gold Investors Ltd., Bull & Bear Funds II, Inc., Bull & Bear Special Equities Fund, Inc., Midas Fund, Inc., and Rockwood Fund, Inc.

    b) Service Center serves as the Registrant's principal underwriter with respect to Bull & Bear Funds I, Inc. The directors and officers of Service Center, their principal business addresses, their positions and offices with Service Center and their positions and offices with the Registrant (if any) are set forth below.





Name and Principal                        Position and Offices with                 Position and Offices
  Business Address                        Investor Service Center, Inc.             with Registrant
 -----------------                        -----------------------------             ---------------
Bassett S. Winmill                        Director                                  Chairman of the Board
11 Hanover Square
New York, NY 10005
Robert D. Anderson                        Vice Chairman and Director                Vice Chairman and Director
11 Hanover Square
New York, NY 10005
Steven A. Landis                          Senior Vice President                     Senior Vice President
11 Hanover Square
New York, NY 10005
Mark C. Winmill                           Chairman, Director and Chief              Co-President and Chief Financial
11 Hanover Square                         Financial Officer                         Officer
New York, NY 10005
Thomas B. Winmill                         President, Director                       Co-President and General Counsel
11 Hanover Square
New York, NY 10005
William J. Maynard                        Vice President and Secretary              Vice President and Secretary
11 Hanover Square
New York, NY 10005
Kathleen B. Fliegauf                      Vice President and Assistant              None
11 Hanover Square                         Secretary
New York, NY 10005
Irene K. Kawczynski                       Vice President                            None
11 Hanover Square
New York, NY 10005
Joseph Leung                              Treasurer                                 Treasurer
11 Hanover Square
New York, NY 10005


Item 30.        Location of Accounts and Records

    The minute books of Registrant and copies of its filings with the Commission are located at 11 Hanover Square, New York, NY 10005 (the offices of the Registrant and its Investment Manager). All other records required by Section 31(a) of the Investment Company Act of 1940 are located at Investors Bank & Trust Company, 89 South Street, Boston, MA 02109 (the offices of Registrant's custodian) and at DST Systems, Inc., P.O. Box 419789, Kansas City, MO 64141-4789 (the offices of the Registrant's transfer and dividend disbursing agent). Copies of certain of the records located at Investors Bank & Trust Company and DST Systems are kept at 11 Hanover Square, New York, NY 10005 (the offices of the Registrant and its Investment Manager).

Item 31.        Management Services -- none

Item 32. Undertakings -- The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's annual report to shareholders upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City, County and State of New York on this 29th day of April, 1997.

                           BULL & BEAR FUNDS I, INC.

                           /s/ Thomas B. Winmill
                           By: Thomas B. Winmill

    Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Mark C. Winmill                           Co-President and Co-Chief                 April 29, 1997
---------------
Mark C. Winmill                           Executive Officer
Thomas B. Winmill                         Co-President and Co-Chief                 April 29, 1997
-----------------
Thomas B. Winmill                         Executive Officer
Bassett S. Winmill                        Director, Chairman of the                 April 29, 1997
------------------
Bassett S. Winmill                        Board of Directors
Joseph Leung                              Treasurer, Principal                      April 29, 1997
------------
Joseph Leung                              Accounting Officer
Robert D. Anderson                        Director                                  April 29, 1997
------------------
Robert D. Anderson
Bruce B. Huber                            Director                                  April 29, 1997
--------------
Bruce B. Huber
James E. Hunt                             Director                                  April 29, 1997
-------------
James E. Hunt
Frederick A. Parker, Jr.                  Director                                  April 29, 1997
------------------------
Frederick A. Parker, Jr.
John B. Russell                           Director                                  April 29, 1997
John B. Russell


                                  EXHIBIT INDEX



EXHIBIT

8 (h)    Custody and Investment Accounting Agreement

11 (a)   Accountant's Consent

11 (b) Opinion of counsel with respect to eligibility for effectiveness under paragraph (b) of Rule 485

17       Financial Data Schedule